UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:

✓	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

INTERNATIONAL ABSORBENTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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International Absorbents Inc.

“Products and Technology for the Good of the Environment”

May 15, 2009

To Our Shareholders:

On behalf of the board of directors of International Absorbents Inc., I cordially invite you to attend our annual and special meeting of shareholders to be held at Computershare Investor Services, 510 Burrard Street, 3rd Floor, Vancouver, British Columbia, Canada V6C 3B9 on Wednesday, June 10, 2009 at 10:00 a.m., local time. A notice of the annual and special meeting, a proxy statement containing information about the matters to be acted upon at the annual and special meeting and a form of proxy are enclosed. These materials are also available on our website at www.internationalabsorbents.com, under the main menu item titled “Proxy Materials”.

We urge you to attend our annual and special meeting. Your participation in the affairs of International Absorbents is important. Our annual and special meeting is an excellent opportunity for our management to discuss our progress with you in person.

Whether in person or by proxy, it is important that your Common Shares be represented at our annual and special meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed form of proxy promptly or otherwise vote by using the toll-free number or visiting the website listed on the form of proxy.

We look forward to seeing you on June 10th.

Sincerely,

Gordon L. Ellis President, Chief Executive Officer and Chairman of the Board

Principal Executive Offices: 1569 Dempsey Rd. North Vancouver, BC V7K 1S8 Tel: (604) 681-6181 Fax: (604) 904-4105	Grandview Facility: 6960 Salashan Parkway Ferndale, WA 98248 Tel: (360) 734-7415 Fax: (360) 671-1588

Email: info@absorbent.com

www.internationalabsorbents.com

INTERNATIONAL ABSORBENTS INC.

___________

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To be Held on June 10, 2009

___________

TO THE SHAREHOLDERS:

Notice is hereby given that the 2009 Annual and Special Meeting of Shareholders of International Absorbents Inc., a corporation incorporated under the laws of British Columbia, Canada (the “Company”) will be held on Wednesday, June 10, 2009 at 10:00 a.m., local time, at Computershare Investor Services, 510 Burrard Street, 3rd Floor, Vancouver, British Columbia, Canada V6C 3B9 for the following purposes:

1.

To elect three Class II directors to serve for the ensuing two-year period or until their successors are duly elected or appointed.

2.

To ratify the appointment by the Audit Committee of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending January 31, 2010, at a remuneration to be fixed by the Audit Committee.

3.

To ratify the continued existence of the Shareholder Rights Plan, dated May 1, 2006.

4.

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on May 1, 2009 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on May 1, 2009 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to submit your form of proxy. You may do so by mail, facsimile, over the internet or by telephone, by following the instructions on the form of proxy. Any shareholder attending the meeting may vote in person even if the shareholder has previously submitted a form of proxy.

By Order of the Board of Directors

Gordon L. Ellis President, Chief Executive Officer and Chairman of the Board
1569 Dempsey Road North Vancouver, British Columbia Canada V7K 1S8 604-681-6181
May 15, 2009

INTERNATIONAL ABSORBENTS INC.

1569 Dempsey Road
North Vancouver, British Columbia, Canada V7K 1S8
(Principal Executive Offices)
www.internationalabsorbents.com

Tel: 604-681-6181 Toll Free: 866-514-6559

info@absorbent.com

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 10, 2009

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON WEDNESDAY, JUNE 10, 2009 AT 10:00 A.M. (Pacific Time), AT COMPUTERSHARE INVESTOR SERVICES INC., 510 BURRARD STREET, 3rd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 3B9 FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS.

This proxy statement and the accompanying notice and form of proxy were first mailed on or about May 15, 2009 to all shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by the directors, officers or other employees of the Company for no additional compensation; however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the Company’s common shares, without par value (the “Common Shares”), registered in their names, to forward solicitation materials to the beneficial owners of such Common Shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the Company for their reasonable expenses in forwarding solicitation materials. THE BOARD OF DIRECTORS OF THE COMPANY MAKES THIS SOLICITATION OF PROXIES AND ALL RELATED COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

ANNUAL REPORT

Accompanying this proxy statement is the Company’s Annual Report to Shareholders which contains, among other things, the consolidated financial statements for the Company’s fiscal year ended January 31, 2009, the auditor’s report thereon and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates) will be provided without charge upon written or oral request to the Corporate Secretary, c/o the Company’s address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or 604-681-6181. Additional information relating to the Company can be obtained from publicly filed documents available at www.sec.gov and www.sedar.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL AND SPECIAL MEETING TO BE HELD ON JUNE 10, 2009

The proxy statement and form of proxy, as well as the Annual Report for the fiscal year ended January 31, 2009 included with these materials, are also available on the Company’s website at www.internationalabsorbents.com, under the main menu item titled “Proxy Materials.”

1

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on May 1, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are the Common Shares. Each holder of Common Shares is entitled to one vote per Common Share on all matters.

As of the Record Date, _,___,___ Common Shares were issued and outstanding and held of record by approximately ___ shareholders. The closing price of the Company’s Common Shares as of the Record Date on the NYSE Amex LLC, formerly The American Stock Exchange LLC (“NYSE Amex”), was U.S. $___ under the symbol “IAX”.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying form of proxy as proxyholders are Executive Officers (as defined below) of the Company planning to be in attendance at the Meeting and were nominated by the Board of Directors of the Company (the “Board of Directors” or “Board”). For the purpose of this proxy statement, except as otherwise indicated by the context, “Executive Officers” means our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Vice President of Sales and Marketing, which are the Company’s only executive officers. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

(a)

STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY;

(b)

MAKING SUCH CHANGE BY INTERNET AS DESCRIBED IN THE FORM OF PROXY; OR

(c)

COMPLETING ANOTHER PROPER FORM OF PROXY, IN WRITING OR BY INTERNET AS DESCRIBED IN THE FORM OF PROXY.

To submit a proxy by mail, the completed form of proxy must be received at the offices of the Company’s transfer agent, Computershare Investor Services, Inc. located at 100 University Avenue, 9th Floor, Toronto, ON, M5J 2Y1 (the “Transfer Agent”), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. To submit a proxy by phone or internet, as described in the form of proxy, such proxy must similarly be received not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A form of proxy received after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman of the Meeting.

Any form of proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use. Any shareholder’s proxy will be considered revoked if the shareholder is present at the Meeting and requests its return. A shareholder who has given a proxy may also revoke it by submitting a replacement proxy with a later date or other proper instrument in writing delivered to the office of the Transfer Agent at any time up to and including the last business day preceding the day of the Meeting (excluding Saturday, Sundays and Holidays), or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or by submitting a replacement proxy by phone or internet (as described in the form of proxy) after the date of the proxy to be revoked not less than 48 hours (excluding Saturdays Sundays and holidays) before the time fix for the meeting, or by any other means the availability of which may be required by law. Notwithstanding the foregoing, if the shareholder is a corporation, any such revocation must be by instrument in writing executed under the corporate seal or by a duly authorized officer or attorney of the corporation, or by any other means the availability of which may be required by law.

ADVICE TO BENEFICIAL OWNERS

Most beneficial owners of the Common Shares are not listed on the Company’s register of shareholders. Beneficial owners will not be listed if they hold their Common Shares through an intermediary, such as a brokerage firm, bank, trust company, or other firm, financial institution or company. In this section, such owners are referred to as “you” or as a “Beneficial Owner,” and the firm, financial institution or company through which you hold your Common Shares are referred to as “Intermediaries.” This discussion does not apply to owners of Common Shares of the Company who hold their Common Shares directly instead of through an Intermediary and who are therefore listed directly on the Company’s register of shareholders.

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If you hold your Common Shares through an Intermediary, then instead of you being listed on the Company’s register of shareholders, either the Intermediary, or a depository or other agent used by it, will be listed as the shareholder. The Company can only recognize votes and take instructions from its shareholders who are actually listed on its register of shareholders. Accordingly, in order to vote at the Meeting, you will need to instruct your Intermediary how to vote your Common Shares, or, if you wish to attend and vote at the Meeting yourself, then you need to instruct your Intermediary to authorize you to do so.

The Company will be providing Meeting materials to the Intermediaries listed on its register of shareholders (or listed by the depository or other agent used by the Intermediary). The Intermediaries are required to send the Meeting materials on to you (unless you have waived this requirement) and to all other Beneficial Owners who have not waived their right to receive the materials. The Meeting materials will include, among other things, this proxy statement, and a form of proxy for you to complete, sign and return to your Intermediary or as otherwise directed by your Intermediary, indicating how you want your Common Shares voted by the Intermediary. If you wish to attend and vote at the Meeting yourself, then you need to strike out the names of the management proxyholder names shown just before the blank space on the form of proxy sent to you by your Intermediary, and insert your own name in the blank space. You then need to complete and sign the form of proxy and send it back to your Intermediary or as your Intermediary has otherwise directed. You may also appoint someone else to attend at the Meeting and vote on your behalf by inserting that person’s name in the blank space instead of your own.

Whether you wish to give voting instructions to your Intermediary to vote on your behalf at the Meeting or you wish to attend the Meeting and vote in person, you must complete the form of proxy provided to you by or on behalf of your Intermediary and return it in accordance with the instructions provided. This will enable your Intermediary either to vote your Common Shares as you have directed, or to give formal notice to the Company that you have the authority to attend and vote at the Meeting yourself.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s Transfer Agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. Under the Company’s Articles, a quorum exists when either (a) two shareholders entitled to vote at the Meeting whether in person or by proxy hold or represent, in aggregate, at least 5% of the total number of issued and outstanding Common Shares that are entitled to vote at the Meeting or (b) if there is only one shareholder entitled to vote at the Meeting, then the person who is, or who represents by proxy, that shareholder, may constitute the meeting. Under the policies, rules and guidelines of NYSE Amex, it is recommended that a quorum be at least 33 1/3% of the voting Common Shares represented. The Company intends to meet the recommendations of NYSE Amex by adjourning the Meeting if less than 33 1/3% of the Common Shares are represented in person or by proxy thereat. A quorum is necessary for the transaction of business at the Meeting. Abstentions and “broker non-votes” (broker non-votes occur when a person holding Common Shares through an Intermediary does not provide instructions as to how his or her Common Shares should be voted and the Intermediary does not have discretion to vote those Common Shares or, if the Intermediary has discretion to vote such Common Shares, does not exercise such discretion) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the Common Shares present, in person or by proxy, will be elected to the Board of Directors. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee and thus will have no effect on the outcome. Approval of all other matters that properly come before the Meeting will require the vote of a majority of the votes cast with respect to such matter by the Common Shares present, in person or by proxy, and abstentions and broker non-votes will have no effect on the outcome.

VOTING OF PROXIES

If a proxy is properly completed and submitted and is unrevoked, the Common Shares represented by the proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the Common Shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE “FOR” THE DIRECTORS LISTED ON THE FORM OF PROXY, “FOR” RATIFICATION OF THE INDEPENDENT AUDITORS AND “FOR” RATIFICATION OF THE CONTINUED EXISTENCE OF THE SHAREHOLDER RIGHTS PLAN.

3

The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying notice of annual and special meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this proxy statement, the Board of Directors knows of no such amendment or variation or of any matters to come before the Meeting other than those referred to in the accompanying notice of annual and special meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of April 15, 2009 with respect to Common Share ownership by (i) the persons known to the Company to beneficially own more than 5% of the Common Shares of the Company, (ii) each director, (iii) each Named Executive Officer (as defined below in the section titled “Compensation of Named Executive Officers and Directors”) and (iv) all directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the “SEC”). In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options, warrants and securities convertible into Common Shares held by that person that are vested and/or exercisable as of April 15, 2009 or within 60 days thereof are deemed outstanding (but such options, warrants and securities convertible into Common Shares are not deemed outstanding for the purpose of computing the beneficial ownership of any other person). As of April 15, 2009, there were 6,410,282 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the Common Shares listed for a person named in the table are directly held by such person with sole voting and dispositive power.

Unless otherwise noted, the address for each shareholder below is: c/o International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Gordon L. Ellis	434,351(1)	6.7%

Douglas E. Ellis	205,889(2)	3.2%

Shawn M. Dooley 6960 Salashan Parkway, Ferndale, Washington, United States 98248	150,834(3)	2.3%

John J. Sutherland	32,500(4)	*

Lionel G. Dodd	25,000(5)	*

Michael P. Bentley	24,000(6)	*

Daniel J. Whittle 6960 Salashan Parkway, Ferndale, Washington, United States 98248	20,800(7)	*

Directors and Executive Officers as a Group (8 Persons)	969,625(8)	14.6%

First Wilshire Securities Management, Inc. 1224 East Green Street, Suite 200, Pasadena, CA 91106	963,080(9)	15%

———————

*

Indicates that beneficial ownership is less than 1% of the class.

(1)

Includes 100,576 Common Shares held by Gordann Consultants Ltd., an entity in which Mr. G. Ellis owns a 51% interest and Mr. G. Ellis’s spouse owns a 49% interest (“Gordann”), over which Mr. G. Ellis has shared voting and dispositive power; 10,000 Common Shares held by Shelan Development Corp., an entity owned by Gordann, over which Mr. G. Ellis has shared voting and dispositive power; 15,000 Common Shares held by Stelyconi Enterprises Ltd., an entity owned by Gordann, over which Mr. G. Ellis has shared voting and dispositive power; and 122,300 Common Shares held by ABE Industries (1980) Inc., an entity owned by

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Gordann, over which Mr. G Ellis has shared voting and dispositive power. Also includes 37,500 Common Shares issuable pursuant to stock options held by Mr. G. Ellis.

(2)

Includes 25,000 Common Shares held by Mr. D. Ellis’s children, over which Mr. D. Ellis has voting and dispositive power. Also includes 37,500 Common Shares issuable pursuant to stock options held by Mr. D. Ellis.

(3)

Includes 37,500 Common Shares issuable pursuant to stock options held by Mr. Dooley.

(4)

Includes 20,000 Common Shares issuable pursuant to stock options held by Mr. Sutherland.

(5)

Includes 20,000 Common Shares issuable pursuant to stock options held by Mr. Dodd.

(6)

Includes 20,000 Common Shares issuable pursuant to stock options held by Mr. Bentley.

(7)

Includes 20,000 Common Shares issuable pursuant to stock options held by Mr. Whittle.

(8)

See footnotes (1) through (7) above. Includes Gordon L. Ellis, Douglas E. Ellis, Shawn M. Dooley, David H. Thompson, John J. Sutherland, Lionel G. Dodd, Michael P. Bentley and Daniel J. Whittle. With respect to Mr. Thompson, the Company’s Chief Financial Officer, the amount consists of 38,751 Common Shares held by Mr. Thompson and 37,500 Common Shares issuable pursuant to stock options held by Mr. Thompson.

(9)

Based on information provided by First Wilshire Securities Management, Inc. (“First Wilshire”), a broker-dealer and investment adviser, in an amended Schedule 13G filed on February 13, 2009. According the Schedule 13G, First Wilshire has sole dispositive power over all 963,080 Common Shares, with sole voting power over 54,283 of such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2009, such officers, directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No Board member or Executive Officer of the Company or any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of fiscal year 2009, in matters to be acted upon at the Meeting, other than the interest of nominees in their election to the board of directors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the persons who were directors or Executive Officers of the Company or a subsidiary of the Company at any time during fiscal year 2009, the proposed nominees for election to the Board, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company or its subsidiary.

MANAGEMENT CONTRACTS

No management functions of the Company or its subsidiary are to any substantial degree performed by a person or company other than the Board of Directors or Executive Officers of the Company or its subsidiary.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, Executive Officers, employees of the Company or its subsidiaries, the proposed nominees for election to the board of directors, or their respective associates or affiliates, are or have been indebted to the Company or its subsidiaries since the beginning of the last completed fiscal year of the Company.

5

PROPOSAL ONE – ELECTION OF DIRECTORS

The Articles of the Company provide that the number of directors on the Company’s Board of Directors may be determined by a majority of the shareholders, but shall be the greater of three directors, the number of directors most recently set by ordinary resolution and the number of directors who were most recently elected or continuing in office following the retirement of any directors. In addition, the Articles of the Company provide for the division of the Board of Directors into two classes, whereby the term of office for each class of directors alternately expires upon the second succeeding general meeting. Currently, Class II has three directors with terms expiring in 2009 and Class I has two directors with terms expiring in 2010.

Three Class II directors are to be elected at the Meeting for two-year terms ending in 2011. The Corporate Governance Committee has nominated John J. Sutherland, Lionel G. Dodd and Daniel J. Whittle for re-election as Class II directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Sutherland, Dodd and Whittle. The proxies cannot be voted for more than three nominees. Messrs. Sutherland, Dodd and Whittle are current directors of the Company, and each has indicated that he will serve if elected. The Company does not anticipate that any of Messrs. Sutherland, Dodd or Whittle will be unable or unwilling to stand for election, but if that occurs, all proxies received will be voted by the proxy holders for another person or persons nominated by the Board of Directors (as recommended by the Corporate Governance Committee).

The name of each nominee and certain information about him as of April 15, 2009 are set forth below:

Class	Nominee	Age	Present Position with Company	Served as Director Since
II	John J. Sutherland (1) (2) West Vancouver, BC Canada	59	Director	1988

II	Lionel G. Dodd (2) (3) West Vancouver, BC Canada	69	Director	2002

II	Daniel J. Whittle (1) (3) Bellingham, WA USA	54	Director	2003

The name of each Class I director and certain information about him as of April 15, 2009, are set forth below:

Class	Director	Age	Present Position with Company	Served as Director Since	Date Term as Director to Expire
I	Gordon L. Ellis North Vancouver, BC Canada	62	Director, Chairman, President, Chief Executive Officer	1985	2010

I	Michael P. Bentley (1) (2) (3) Vancouver, BC Canada	46	Director	2003	2010

———————

(1)

The Audit Committee of the Company is currently composed of John J. Sutherland (Chairman), Michael P. Bentley and Daniel J. Whittle. The charter of the Audit Committee is available on the Company’s website at www.internationalabsorbents.com, under the main menu item titled “Governance.”

(2)

The Corporate Governance Committee of the Company is currently composed of Lionel G. Dodd (Chairman), Michael P. Bentley and John J. Sutherland. The charter of the Governance Committee is available on the Company’s website at www.internationalabsorbents.com, under the main menu item titled “Governance.”

(3)

The Compensation Committee of the Company is currently composed of Daniel J. Whittle (Chairman), Michael P. Bentley and Lionel G. Dodd. The charter of the Compensation Committee is available on the Company’s website at www.internationalabsorbents.com, under the main menu item titled “Governance.”

6

The following is a brief summary of the business experience of each director and nominee for director of the Company.

John J. Sutherland has been a Class II director since August 1988. Mr. Sutherland has been a Certified General Accountant since 1976. He joined Atomic Minerals Ltd. as director in December 2007, a company engaged in mining exploration and development and listed on the TSX Venture Exchange (“TSX-V”); since June 2007 Mr. Sutherland has been a director of Polo Biology Global Group Corporation (formerly Amicus Capital Corp, a capital pool company), a manufacturer specializing in probiotic and enzyme-based health and beauty products and listed on the TSX-V; in October 2007 Mr. Sutherland joined Silex Ventures Ltd., a capital pool company listed on the TSX-V, as a director; and in May 2007 Mr. Sutherland joined Uracan Resources, a uranium exploration company listed on the TSX-V, as its chief financial officer and corporate secretary, and became a director of Uracan Resources in April 2009. Mr. Sutherland has been a vice president and chief financial officer of Goldgroup Resources Inc. since February 2007, a private company involved in the exploration and development of mining properties and focused in Mexico. From January 2007 to September 2008, Mr. Sutherland served as a director and the president of Cyprium Resources Inc., a company engaged in mining and exploration listed on the Over the Counter Bulletin Board. From March 2003 to September 2006, Mr. Sutherland was vice president and director of Tekion, Inc., a private company developing and marketing fuel cells. Since 2002, Mr. Sutherland has been a director of Aquiline Resources Ltd. a publicly-held company listed on the Toronto Stock Exchange (“TSX”), and a director/trustee of Polymer Solutions, Inc. (“PSI”), a former publicly-held company that sold all of its assets effective as of February 2004 and is liquidating following such sale. Mr. Sutherland joined ASC Avcan Systems Corporation, a public company listed on the TSX-V primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its president and chief executive officer until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy protection, then in December 2002 changed its name to Optimal Geomatics Inc. and resumed operations.

Lionel G. Dodd has been a Class II director since October 2002. From November 1999 to May 2008 Mr. Dodd was a director of Pope & Talbot, Inc., a publicly-held pulp and wood products company, which filed for protection under the Companies Creditors Arrangement Act of Canada and for relief under the United States Bankruptcy Code, and is currently within the jurisdiction of these two acts. Between January 2007 and January 2008, Mr. Dodd was a director of Infowave Software Inc., a publicly-held company listed on the TSX providing advanced power electronic products and systems. Between November 2004 and May 2007, Mr. Dodd was a director of Xantrex Technology Inc., a publicly-held company listed on the TSX which provides advanced power electronics products. Between 2002 and 2005, Mr. Dodd was a director of Braintech, Inc., a publicly-traded company on the OTC Bulletin Board, which gives vision to industrial robots that handle and assemble parts. In addition, between 2001 and 2005, Mr. Dodd was a director of Napier Environmental Technologies Inc., a company listed on the TSX which manufactures environmental paint removal and wood restoration products. In November 2004 Napier filed a Notice of Intention to make a proposal under Canada’s Bankruptcy and Insolvency Act and emerged from protection of that Act in July 2005 with the same name and listing. Previously, Mr. Dodd had been chief executive officer, chief operating officer or chief financial officer and/or director of a number of publicly traded and private companies in Canada and the United States. Mr. Dodd received an MBA from the University California at Berkeley in 1963 and a Bachelor of Commerce Degree from the University of Saskatchewan in 1962.

Daniel J. Whittle has been a Class II director since June 2003. Mr. Whittle is currently the president of Patent Leverage LLC, which was formed in June 2003 after Mr. Whittle became registered as a U.S. Patent Agent. From April 2000 to June 2003, Mr. Whittle served as the senior vice president at Gretag Professional Imaging and subsequently Oce Display Graphics Systems following an acquisition. Prior to that, from July 1999 to February 2000, Mr. Whittle was a director of H.K. Productions in London, England, a subsidiary of Gretag Imaging. His executive management experience also includes positions as director of engineering at Firetrol, and vice president of R&D and manufacturing and later president and chief executive officer of Cymbolic Sciences. After receiving his Ph.D. in Physics from the University of Pennsylvania in August 1982, Mr. Whittle held various technical and management positions in engineering and manufacturing for 12 years at IBM. He was also a course instructor and director of Management Development, Inc. a non-profit organization affiliated with the Kenan-Flagler Business School at the University of North Carolina. Since March 2008, Mr. Whittle has served on the Seattle Chapter Board of the Licensing Executives Society, a professional organization.

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Gordon L. Ellis has been Chairman of the Company since July 1988, President and Chief Executive Officer since November 1996 and a Class I director of the Company since July 1985. Mr. G. Ellis is also a director of Absorption Corp., the Company’s wholly-owned subsidiary (“Absorption”). Since September 2005, Mr. G. Ellis has been a director of United States Commodity Funds, LLC, which is the sole general partner of United States Oil Fund, LP, United States Natural Gas Fund, LP, United States 12 Month Oil Fund, LP, United States Gasoline Fund, LP and United States Heating Oil Fund, LP, each a commodity pool listed on the NYSE Arca, which invests primarily in futures contracts. Between June and August 2006, Mr. G. Ellis was a director of El Capitan Precious Metals Inc. Mr. G. Ellis is a director/trustee of PSI. Mr. G. Ellis is the brother of Douglas Ellis, the president of Absorption.

Michael P. Bentley has been a Class I director since June 2003. Since February 1999, Mr. Bentley has been president of M64 Management, which provides governance, strategy and marketing consulting services. Since December 2003, Mr. Bentley has been a director and became president in November 2008 of Sierra Mountain Minerals, Inc., a company doing business as SierraSil Health Inc. that produces and markets a mineral health supplement. Prior to that, he served in a variety of management positions at Canfor Corporation from 1985 to 1999. Mr. Bentley currently serves on the board of the Business Family Centre at UBC Sauder School of Business. Past board positions include Wittke Inc., which traded on the TSX-V until it was acquired in 2002, and a number of private companies and charitable organizations. He has a Bachelor of Arts degree from the University of British Columbia and a Master of Science in Management from Stanford University in Palo Alto, CA.

Corporate Cease Trade Orders or Bankruptcies

Except as otherwise described above in this section titled “PROPOSAL ONE – ELECTION OF DIRECTORS,” no director, or proposed director, of the Company is, or within the ten years prior to the date of this proxy statement has been, a director or executive officer of any company, including the Company, that while that person was acting in that capacity:

(a)

was the subject of a cease trade order or similar order or an order that denied the company access to any exemption under securities legislation for a period of more than 30 consecutive days;

(b)

was subject to an event that resulted, after the director ceased to be a director or executive officer of the company being the subject of a cease trade order or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director, or proposed director, of the Company has, within the ten years prior to the date of this proxy statement, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Vote Required for the Election of Directors

If a quorum is present and voting, the three nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the Common Shares present, in person or by proxy, will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

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BOARD MATTERS AND COMMITTEES

General; Board Independence

Consistent with NYSE Amex listing standards (the “NYSE Amex Standards”), the Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”). The Governance Guidelines address matters relating to the Board, its committees and its members’ qualifications, including the requirement that the Board have a majority of independent directors. Pursuant to the Governance Guidelines, after consideration of all relevant factors, the Board has affirmatively determined that each of the following directors is independent within the meaning of the NYSE Amex Standards and does not have a material relationship with the Company that would interfere with the exercise of independent judgment: Michael P. Bentley, Lionel G. Dodd, John J. Sutherland and Daniel J. Whittle.

The Company holds meetings of the Board of Directors on at least a quarterly basis. In addition, executive sessions of the Board are part of each regularly scheduled meeting of the Board and are attended only by the Company’s independent directors without management present. A different independent director, selected on a rotating alphabetical basis, is appointed to preside at each executive session.

All new directors must participate in the Company’s orientation program. This orientation includes presentations by senior management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and independent auditors. In addition, the orientation program includes visits to Company headquarters and, to the extent practical, certain of the Company’s significant facilities.

All directors must participate in the Company’s continuing education program which is designed to enhance the directors’ understanding of the Company’s business sector, the Company’s operations and key performance indicators, and risks and opportunities to the Company’s business strategy. The Board will review the Company’s long-term strategic plans and the principal issues that the Company will face in the future during at least one strategic planning session each year.

The Board held a total of six meetings, including one strategic planning session, during fiscal year 2009. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee, and as required from time to time a Strategic Alternatives Special Committee. Each committee has a written charter, copies of which are posted on the Company’s internet site, www.internationalabsorbents.com under the main menu item titled “Governance.” Copies of the charters are also available to any shareholder who contacts the Corporate Secretary and requests a printed copy. Each current director attended at least 75% of (i) the total number of meetings of the Board held during the period for which he was a director, and (ii) the total number of meetings held by all the committees of the Board on which he served. The Company’s policy is to encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of shareholders. All incumbent directors attended the annual general meeting held on June 11, 2008.

Audit Committee

The Audit Committee is currently composed of John J. Sutherland, Chairman, Michael P. Bentley and Daniel J. Whittle. The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Sutherland, Bentley and Whittle qualify as “independent” directors under applicable rules of NYSE Amex and the SEC. Each member of the Audit Committee is able to read and understand fundamental financial statements and footnotes, including the Company’s consolidated balance sheets, consolidated statements of earnings, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows. The Board of Directors has designated Mr. Sutherland as the “audit committee financial expert” as defined under applicable SEC rules, and also determined that he possesses the requisite “financial sophistication” under applicable NYSE Amex Standards. The current version of the Audit Committee charter, amended as of April 24, 2008, is posted on the Company’s internet site, www.internationalabsorbents.com, under the main menu item titled “Governance”.

The Audit Committee has been appointed by the Board of Directors to oversee the processes of accounting and financial reporting of the Company and the audits of the financial statements of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. Among other responsibilities, the Audit Committee pre-approves all auditing and permissible non-auditing services of the independent auditors (subject to de minimus exceptions); reviews the audited financial statements with management; obtains, reviews and discusses reports from the independent auditors; reviews major

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proposed changes to the Company’s accounting and auditing policies suggested by the independent auditors; reviews with management correspondence from regulators that raise material accounting policy issues; assesses the independence of the independent auditors; reviews and discusses with management and the independent auditors the adequacy of the Company’s internal controls, internal audit procedures and disclosure controls and procedures; and reviews and approves all related-party transactions. The Audit Committee held four meetings during fiscal year 2009.

Compensation Committee

The Compensation Committee is currently composed of Daniel J. Whittle, Chairman, Michael P. Bentley and Lionel G. Dodd. The Board of Directors has determined that each member of the Compensation Committee (i) is a “Non-Employee Director” for purposes of Rule 16b-3 of the Exchange Act, (ii) satisfies the requirements of an “outside director” for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) is an “independent director” under applicable NYSE Amex Standards. The Compensation Committee’s responsibilities, which are discussed in more detail below and in its charter, include, among other duties, the responsibility to:

•

establish the compensation for the Company’s Chief Executive Officer and review and approve the Chief Executive Officer’s recommendations for the compensation of the other Executive Officers reporting to him;

•

consistent with the Governance Guidelines, review and make recommendations to the Board on an annual basis with respect to the compensation of all directors;

•

administer the Company’s 2003 Omnibus Incentive Plan and make awards thereunder; and

•

perform other functions or duties deemed appropriate by the Board.

The agenda for meetings of the Compensation Committee is determined by its Chairman. If the Chief Executive Officer is invited to attend a Compensation Committee meeting, the Compensation Committee then meets after such meeting in an executive session. The Compensation Committee has authority under its charter to retain and to terminate any compensation consulting firm used to assist the Compensation Committee and has sole authority to approve the firm’s fees and other retention terms. Moreover, the Compensation Committee may obtain advice and assistance from internal or external legal, accounting or other advisors and from management and employees. During fiscal year 2009, the Compensation Committee engaged the services of Caliber Leadership Systems Inc., a third party consulting firm (the “Consulting Firm”) to identify, evaluate and assist in establishing the compensation for the Company’s Executive Officers, as described below. The Compensation Committee may form and delegate authority to subcommittees as appropriate, and may also designate a non-member to serve as secretary at committee meetings to keep meeting minutes. The current version of the Compensation Committee charter, amended as of February 10, 2009, is posted on the Company’s internet site, www.internationalabsorbents.com, under the main menu item titled “Governance”. The Compensation Committee held eight meetings during fiscal year 2009.

Determination of Compensation for Executive Officers

The Compensation Committee of the Board is responsible for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy and objectives. Compensation for our Executive Officers is derived from a mix of base salary, performance bonuses, performance awards, equity compensation and other benefits.

On an annual basis, the Board establishes and updates several long-term strategies for the Company that are designed to increase shareholder value and protect and grow the Company by setting a range of long-term financial and non-financial performance goals for the Company, including increasing revenues, increasing gross profit, improving return on invested capital, diversifying the Company’s product lines, market channels and production methods and improving the Company’s manufacturing plants to increase production rates and efficiencies. As part of this process, the Board has also developed a range of short-term milestones that the Board believes must be achieved in order to implement and fulfill the Company’s overall business strategy and ultimately improve shareholder value. It is critical that the Company’s compensation programs are effective in attracting, motivating and retaining highly talented individuals who are able to assist the Company in implementing these strategies and achieving its goals.

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As a result, our executive compensation structure is designed to:

•

align the Company’s business strategies with the Executive Officers’ rewards based on performance, thereby providing opportunities for the Executive Officers to influence performance-based compensation;

•

align the interests of Executive Officers with the long-term interests of shareholders, maximizing the return on invested capital, and providing significant upside potential based on long-term growth of the Company; and

•

attract, retain and motivate executive talent required to deliver on the Company’s strategy.

The principles underlying our executive compensation structure include basing compensation on the level of individual performance and company performance; ensuring that our compensation is competitive in our industry; designing our compensation programs to reward performance; fostering a long-term focus for success in the Company’s industry; and developing compensation programs that are easily comprehensible.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes compensation decisions as to the Executive Officers and approves recommendations regarding equity awards to all of the Company’s employees, including the non-executive employees. The Compensation Committee then makes recommendations to the Board for final approval. Decisions regarding the non-equity compensation for non-executive employees are made by the respective Executive Officer who supervises such employees, although the Compensation Committee has the authority to annually review and make recommendations to the Board with respect to the general salary increase for the Company’s employees.

The Chief Executive Officer annually reviews the performance of each Executive Officer (other than Chief Executive Officer, whose performance is reviewed by the Compensation Committee). The Chief Executive Officer’s recommendations based on these reviews, including with respect to base salary adjustments and annual equity award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its discretion in modifying any recommended adjustments or awards to Executive Officers.

Corporate Governance Committee

The Corporate Governance Committee is currently composed of Lionel G. Dodd, Chairman, Michael P. Bentley and John J. Sutherland. The primary purposes of the Corporate Governance Committee are to develop and recommend to the Board a set of corporate governance principles (adopted by the Board as the Governance Guidelines); to identify individuals qualified to become Board members and to recommend that the Board nominate the identified director nominees for election; and to review the qualifications of directors eligible to become members of the different committees of the Board and recommend to the Board the appointment of members to the different committees of the Board. The Corporate Governance Committee held three meetings in fiscal year 2009. At a meeting held on February 10, 2009, as recommended by the Corporate Governance Committee, the Board of Directors nominated the directors for election at the Meeting and the Board also concluded that each of the members of the Corporate Governance Committee is an “independent director” under applicable NYSE Amex rules. On February 10, 2009, the Board amended the Governance Guidelines, as recommended by the Corporate Governance Committee. The Corporate Governance Committee charter was amended by the Board of Directors on December 12, 2007. The current Governance Guidelines and the current Corporate Governance Committee charter are each posted on the Company’s internet site, www.internationalabsorbents.com, under the main menu item named “Governance.”

Director Nomination Process

The Corporate Governance Committee selects and recommends nominees for election to the Board consistent with the Governance Guidelines. Formal nominations based on recommendations made by the Corporate Governance Committee are approved by the Board and pursuant to the Company’s Articles. To date, the Company has not engaged third parties to identify, evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.

The Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In making its recommendations, the Corporate Governance Committee considers such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.

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The Corporate Governance Committee identifies and evaluates nominees in light of the potential nominees’ skills and characteristics and the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. To be considered, a candidate must have a track record in business, experience at the policy-making level, special expertise in an area that is relevant to the Company’s business or its management, the ability and willingness to devote the time required to Board service, and qualifications that support development and implementation of the Company’s strategy. Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the Corporate Governance Committee also considers such other factors as it may deem are in the best interests of the Company and its shareholders. The Corporate Governance Committee does, however, believe it appropriate for at least one, and preferably more than one, member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules.

The Corporate Governance Committee intends to evaluate shareholders’ nominees in the same manner that it evaluates all other potential nominees and intends to retain a list of all potential nominees for future reconsideration. The Corporate Governance Committee will consider in good faith director candidates who meet the qualifications described above and whom shareholders recommend. To be considered for nomination by the Corporate Governance Committee at the next annual meeting of shareholders, the committee’s Chairman must receive shareholder recommendations at least 120 calendar days before the anniversary date of the Company’s proxy statement for the previous year’s annual meeting. To recommend a candidate, a shareholder should send the candidate’s name, age, credentials (including principal occupation and employment), contact information and the candidate’s consent to be considered to the Chairman of the Corporate Governance Committee in care of the Company at its principal executive office address. The shareholder should also provide the shareholder’s contact information, describe the shareholder’s relationship with the candidate, and include a statement as to the number of Common Shares owned by the shareholder and the length of time such Common Shares have been owned.

The Company did not receive any recommendations from shareholders for director candidates for the Meeting.

Strategic Alternatives Special Committee

The Company currently maintains one Special Committee, its Strategic Alternatives Special Committee. The role of this committee is to review and analyze the issues pertaining to potential strategic alternatives for the Company. The Special Committee’s mandate is to recommend a course of action to the Board of Directors that is in the best interest of the Company and its shareholders, based on a thorough review by the Special Committee of all relevant facts, precedent, legal issues, financial considerations and competing interest when reviewing certain business matters that require independent review. The current members of the Strategic Alternatives Special Committee are Michael P. Bentley, Chairman, Lionel G. Dodd, John J. Sutherland, and Daniel J. Whittle. The Special Committee held one meeting during fiscal year 2009.

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics applicable all employees, including Executive Officers, and to the Board of Directors, which is a "code of ethics" as defined by applicable SEC rules. The Code of Business Conduct and Ethics in its current version is publicly available on the Company’s website at www.internationalabsorbents.com, under the main menu item titled “Governance.” If the Company makes any amendments to the Code of Business Conduct and Ethics other than technical, administrative, or other non-substantive amendments, or grants any waivers, including implicit waivers, from a provision of this Code of Business Conduct and Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, the Company will disclose the nature of the amendment or waiver, its effective date, and to whom it applies, on its website or in a current report on Form 8-K filed with the SEC. There were no waivers of the Code of Business Conduct and Ethics during fiscal year 2009. The Corporate Governance Committee completed its annual review of the Code of Business Conduct and Ethics on January 27, 2009, as a result of which minor clerical changes were made.

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Shareholder Communications with the Board of Directors

The Company does not have a formal procedure for shareholder communications with the Board. In general, members of the Board and Executive Officers are accessible by email at info@absorbent.com or by regular mail at the Company’s corporate office. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary by email or regular mail. Copies of written communications received by the Corporate Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly to the Company’s business, or communications that relate to improper or irrelevant topics.

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EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors. Information about Gordon L. Ellis, who serves as a director and an Executive Officer, is provided above in this proxy statement under the heading “Proposal One – Election of Directors.” In addition, certain information about David H. Thompson, Douglas E. Ellis and Shawn M. Dooley, Executive Officers of the Company and Absorption, is set forth below.

David H. Thompson, 48, has been an employee of Absorption since April 1993, and has been Chief Financial Officer of the Company since March 1998 and the secretary of the Company since March 2003. Mr. Thompson holds a Bachelor’s degree in Finance and International Business from the University of Washington.

Douglas E. Ellis, 57, served as a director of the Company from July 1998 until June 2004. Mr. D. Ellis became Chief Operating Officer of the Company on August 26, 2004. He became an employee of Absorption on February 1, 2003 and had been providing management services to the Company through Current Systems, a proprietorship owned by Mr. D. Ellis, since April 1986. He has served as president of Absorption since March 1999. Prior to joining Absorption, Mr. D. Ellis spent many years in the heavy construction industry as a project engineer for pulp and paper mills and related projects. Mr. D. Ellis is the brother of Gordon L. Ellis, who is a director of Absorption and the Company, as well as its Chairman, President and Chief Executive Officer. Mr. D. Ellis holds a Diploma in Structural Engineering.

Shawn M. Dooley, 49, served as a director of the Company from July 1998 until June 2003. Mr. Dooley has been associated with Absorption since 1991 and has been the Company’s Vice President of Sales and Marketing since 1998. Prior to joining Absorption, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics from Oregon State University.

Except as described above, there are no family relationships among the Company’s directors and officers.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth the compensation paid for services rendered to the Company and/or its subsidiary during the past two fiscal years to (i) our Chief Executive Officer and (ii) the two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 2009 and whose total compensation for fiscal 2009 exceeded $100,000 in the aggregate (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Gordon L. Ellis Chairman, President and Chief Executive Officer	2009 2008	$102,590(1) $ 98,245(1)	$67,874 $51,235	$49,654 $48,140	$0 $0	$220,118 $197,620

Shawn M. Dooley Vice President-Sales and Marketing of Absorption	2009 2008	$160,000 $148,320	$67,874 $51,235	$43,040 $42,360	$8,867(4) $9,160(4)	$279,781 $251,075

Douglas E. Ellis Chief Operating Officer and President of Absorption	2009 2008	$160,000 $153,620	$67,874 $51,235	$54,240 $40,448	$18,161(5) $17,760(5)	$300,275 $263,063

———————

(1)

The compensation earned by Mr. G. Ellis in his role as Chief Executive Officer is paid to Gordann, an entity owned and controlled by Mr. G. Ellis.

(2)

The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended January 31, 2009 and 2008, in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, as modified or supplemented (“FAS 123R”), of awards pursuant to the Company’s 2003 Omnibus Incentive Plan, and thus include amounts from awards granted prior to fiscal year 2009. Assumptions used in the calculation of these amounts are included in Note 2 (Summary of Significant Accounting Policies) to our audited financial

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statements for the fiscal year ended January 31, 2009, under the heading “Stock-Based Compensation,” which financial statements are included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April __, 2009.

(3)

Consists of cash incentive bonuses earned upon the achievement of certain performance objectives, as described below in the section titled “Short-Term Incentives – Cash Bonuses for Executive Officers.”

(4)

Payments made or accrued on Mr. Dooley’s behalf include benefits under the Company’s 401(k) Plan in the amount of $8,094 and $8,387 for fiscal years 2009 and 2008, respectively, and life insurance premiums of $773 for each of fiscal years 2009 and 2008.

(5)

Mr. D. Ellis is not eligible to participate in the Company’s benefit plans and receives cash in lieu of certain benefits paid to U.S. resident employees and Mr. Dooley. Payments made or accrued include comprehensive benefits of $5,000 for each of fiscal years 2009 and 2008, matching benefits under the Company’s 401(k) Plan in the amount of $8,218 and $8,021 for fiscal years 2009 and 2008, respectively, Medicare of $2,979 and $2,908 for fiscal years 2009 and 2008, respectively, and reimbursement of Health Insurance BC of $1,236 and $1,103 for fiscal years 2009 and 2008, respectively. Also included are life insurance premiums of $728 for each of fiscal years 2009 and 2008, paid for the benefit of Mr. D. Ellis.

Description of Employment Agreements With our Named Executive Officers

Gordon L. Ellis entered into an employment agreement with the Company on October 1, 1998. The initial term of the agreement was for five years, and thereafter automatically renews for additional two-year terms, with the current term expiring September 30, 2010, unless either party gives notice of termination within 90 days prior to the expiration of the then-current term. The agreement is also subject to earlier termination. Pursuant to the agreement, effective June 1, 2000, the Company pays 65% of the average base salary of the two highest paid executives of the Company per month to Gordann, a company controlled by Mr. G. Ellis. In addition, the agreement provides that the Board shall determine on an annual basis an appropriate incentive bonus for Mr. G. Ellis based on how much time and effort he has contributed to the Company and the success of the Company over the past year, as discussed below under “Short-Term Incentives – Cash Bonuses for Executive Officers.” Moreover, under the employment agreement, Mr. G. Ellis is entitled to participate in the Company’s benefit plans and the 2003 Omnibus Incentive Plan. The agreement further states that in any one year, Mr. G. Ellis will be able to exercise his vested options at which time he will be eligible for immediate reissue of an equal number of new options; however, such reissue options have not been granted to Mr. G. Ellis under the 2003 Omnibus Incentive Plan, and grants are instead made as described below.

Shawn M. Dooley entered into an amended and restated employment agreement with Absorption on December 30, 2008; primarily to clarify and modify certain types of payments in order to address the requirements of Section 409A of the Code (“Section 409A”). The agreement provides that once Mr. Dooley reaches the age of 60, the term of the agreement will be renewable each year automatically unless either party gives notice of termination within 90 days prior to the expiration of the then-current term. Under the new agreement, Mr. Dooley’s annual base salary was set at $160,000. This base salary is reviewed annually based on the criteria discussed below under “Determination of Base Salaries for Executive Officers.” The agreement also provides that the Board shall set and determine each year how bonuses will be awarded to Mr. Dooley based on target criteria to be agreed to by Mr. Dooley and the Company at the beginning of each fiscal year in accordance with the Company’s compensation policies as described below under “Short-Term Incentives – Cash Bonuses for Executive Officers.” and paid, if any, on a predetermined date the following year. Moreover, under the employment agreement, Mr. Dooley is entitled to participate in the Company’s benefit plans and the 2003 Omnibus Incentive Plan.

Douglas E. Ellis entered into an amended and restated employment agreement with Absorption on December 30, 2008 primarily to clarify and modify certain types of payments in order to address the requirements of Section 409A. The term of the new agreement expires on October 6, 2010; which is the current expiration date of Mr. D. Ellis’ work visa (Mr. D. Ellis is a resident of Canada). In addition, the agreement further provides that once Mr. D. Ellis reaches the age of 60, the term of the agreement will be reduced to a term of one year, with automatic renewals thereafter on an annual basis for additional one-year terms unless either party gives notice of termination within 90 days prior to the expiration of the then-current term. Pursuant to the agreement, Mr. D. Ellis’ base salary is set at $160,000 per annum. This base salary is reviewed annually based on the criteria discussed below under “Determination of Base Salaries for Executive Officers.” The agreement also provides that the Board shall set and determine each year how bonuses will be awarded to Mr. D. Ellis based on target criteria to be agreed to by Mr. D. Ellis and the Company at the beginning of each fiscal year in accordance with the Company’s compensation policies

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as described below under “Short-Term Incentives – Cash Bonuses for Executive Officers.” and paid, if any, on a predetermined date the following year. Moreover, under the employment agreement, Mr. D. Ellis is entitled to participate in the Company’s benefit plans (on a cash equivalent basis given his status as a Canadian resident) and the 2003 Omnibus Incentive Plan.

See the section below titled “Potential Payments Upon Termination or Change in Control” for additional information concerning the employment agreements with our Named Executive Officers.

Third-Party Review of Executive Compensation

During the first quarter of fiscal year 2009, the Compensation Committee retained the Consulting Firm to review the Company’s current compensation philosophy and strategy for its four Executive Officers, prepare a market overview and propose any recommended changes. The Company had last retained a third-party consulting firm to review its executive compensation practices and policies in December 2001.

As part of its review, the Consulting Firm:

•

Conducted individual interviews with the Executive Officers in order to gather information related to their roles and responsibilities, as well as their personal perspective on the strengths and weaknesses of the Company’s current performance measures and competitive position with respect to compensation practices;

•

Gathered current and historical compensation information about the Company’s compensation philosophy and strategy, and reviewed all existing elements of compensation for the Executive Officers; and

•

Researched other similarly situated companies as potential sources of market data based on feedback gathered during the one-on-one interviews as well as information provided by the Compensation Committee.

As a result, the Consulting Firm recommended a new framework for compensation that is intended to connect each element of the compensation program to the Company’s business strategy, while also taking into consideration current market practices in an effort to offer a competitive package. On September 10, 2008, the Board of Directors, upon recommendation of the Compensation Committee, adopted a new compensation plan for the Executive Officers and approved the final arrangements for fiscal year 2009, as described below.

In order to gather relevant market data for consideration by the Compensation Committee, the Consulting Firm reviewed comparable positions at North American organizations in the consumer manufacturing and distribution industry with annual revenues of up to $100 million. This sampling generally included larger and more complex organizations, with a median revenue range of $50 - $60 million. The Consulting Firm gathered this data from published sources of market information produced by Milliman, Inc. for Northwest public companies, and other sources of compensation data including information in filings of publicly traded companies across North America.

Determination of Base Salaries for Executive Officers

The Company’s policy with respect to base salaries is to compensate Executive Officers for services rendered during the fiscal year. Unlike the Company’s cash bonuses and equity compensation programs described below, which are designed to reward Executive Officers for their individual and group performance along with the Company’s results and are tied to various short-term and long-term goals and milestones, the purpose of base salary is to provide Executive Officers with a baseline level of earnings that is competitive for similarly situated employees. The Company’s policy is to pay a competitive base salary at the 50th percentile of the market for such positions. The Compensation Committee also gives additional consideration to experience, performance and knowledge.

For fiscal year 2009, the Consulting Firm recommended that three of the Company’s Executive Officers – namely, the Chief Financial Officer, Vice President of Sales and Marketing and Chief Operating Officer – receive an increase in their annual base salary. The proposed increase was supported by market data reviewed by the Compensation Committee, which suggested that the proposed increases would align the Executive Officers’ salaries with the average median salary for officers at similarly situated companies based on revenue and industry in North America. Based on this information, for fiscal year 2009, the Compensation Committee approved a 7.9%, or $11,680, increase in the annual base salary for each of the Chief Financial Officer and the Vice President of Sales and Marketing, as well as an increase of 4.1%, or $6,380, in the annual base salary for the Chief Operating Officer.

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For the Chief Operating Officer, the Compensation Committee has determined that an additional $5,000 added to his base salary, in addition to cash in lieu of certain other benefits, is appropriate based upon the fact that the Chief Operating Officer is ineligible to participate in most of the Company-sponsored employee benefits.

Pursuant to the terms of his employment agreement with the Company, our Chief Executive Officer, who works half-time for the Company, receives a salary equal to 65% of the average of the base salaries of the Company’s two highest paid executives as measured each May, with the base salary adjustment for the Chief Executive Officer, if any, made each June. The rationale for this formula is that doubling 65% on a part-time position yields a 30% premium for a full-time position, which the Compensation Committee believes is an appropriate premium for the position of chief executive officer. For fiscal year 2009, the two highest paid executives were Douglas Ellis and Shawn Dooley. As a result of the increase in the base salaries of Douglas Ellis and Shawn Dooley, the Chief Executive Officer received a 4.3%, or $4,245, increase in annual base salary for fiscal year 2009 as compared to the prior year.

Short-Term Incentives – Cash Bonuses for Executive Officers

Each Executive Officer may earn two different types of cash bonuses, the shared performance bonus (“Shared Bonus”) and the individual performance bonus (“Individual Bonus”) which together determines the aggregate annual cash bonus (“Annual Bonus”). The Shared Bonus consists of two elements: (1) the achievement of certain shared financial objectives (which constitute 50% of the Annual Bonus target); and (2) the achievement of certain shared corporate strategic objectives (which constitute 30% of the Annual Bonus target). The Individual Bonus may be earned based on the achievement of certain individual bonus objectives (which constitute 20% of the Annual Bonus target). The target amount Annual Bonus is set at an amount equal to a percentage of the Executive Officer’s base salary. The following table sets forth the target bonus percentages for each Named Executive Officer for fiscal year 2009:

		Shared Bonus Target (Percentage of Annual Bonus Target)		Individual Bonus Target (Percentage of Annual Bonus Target)
	Annual Bonus Target (Percentage of Base Salary)	Shared Financial Objectives (ROIC)	Corporate Strategy Objectives	Individual Performance Objectives
Chief Executive Officer	50%	50%	30%	20%
Vice President Sales and Marketing	35%	50%	30%	20%
Chief Operating Officer	35%	50%	30%	20%

In general, the target Annual Bonus is set at an amount such that if all objectives are achieved and the target Annual Bonus is awarded, then each Executive Officer will receive aggregate cash compensation that falls in the median of industry standards for peer executives at similarly situated companies. The sum of the three elements of the Annual Bonus may be greater than 100% (and up to 200%) if an Executive Officer exceeds his target objectives.

The Compensation Committee typically allocates a greater portion of the potential Annual Bonus to the Shared Bonus component. Because the Shared Bonus objectives are most often tied to the overall performance of the Company, these objectives are weighed more heavily by the Compensation Committee in determining cash bonuses for the Executive Officers. This practice reflects the Company’s policy of tying executive compensation to the performance of the Company and aligning it with the interest of the shareholders. With respect to all of the compensation objectives, the Compensation Committee strives to align such goals to the Company’s business strategy, and to ensure that such goals are specific, measurable, attainable, realistic and timely (“SMART”).

The financial Shared Bonus objectives are tied to the achievement of a financial metric known as Return on Invested Capital (“ROIC”). ROIC is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns. The general equation for ROIC is equal to the quotient achieved dividing the difference between net income less dividends by total capital.

During the first quarter of each fiscal year, the Chief Executive Officer and the Compensation Committee will set a target range for the ROIC. In setting this range, the Compensation Committee will include a minimum ROIC which needs to be achieved before any financial Shared Bonus may be achieved, as well as a maximum ROIC beyond

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which no additional financial Shared Bonus will be awarded. The maximum threshold is intended to ensure that windfall results are rewarded back to the shareholders and not only to the Executive Officers.

The corporate strategy Shared Bonus objectives are based on three or four corporate strategy goals (“Corporate Strategy Objectives”) applicable to the Executive Officers as a whole, developed in advance by the Chief Executive Officer and agreed to by the Compensation Committee. Corporate strategy goals may include, for example, the protection and expansion of core products, new product or market initiatives, and efficiencies in operational capabilities. At the end of each fiscal year, the Chief Executive Officer will provide data to the Compensation Committee which is used to assess the level of achievement of the Corporate Strategy Objectives by the Executive Officers as a group. This achievement is expressed as a percentage, and in any year when the overall achievement of the Corporate Strategy Objectives is less than 50%, the payout under this metric will be zero. The Compensation Committee, in consultation with the Board of Directors, will determine the level of achievement of these objectives.

Each Executive Officer suggests two or three individual performance objectives (“Individual Performance Objectives”) based on such Executive Officer’s role in the Company’s business plan for a particular year and how each Executive Officer can contribute specifically to the Company’s overall business plan. The objectives must be agreed upon by the Compensation Committee and the Chief Executive Officer (other than with respect to the Chief Executive Officer’s own Individual Performance Objectives, which are approved by the Board of Directors or the Compensation Committee without the Chief Executive Officer’s involvement). At the end of each fiscal year, the Compensation Committee will assess the level of achievement of the Individual Performance Objectives, which are expressed as a percentage. In any year when the overall achievement of the Individual Performance Objectives is less than 50%, the payout under this metric will be zero.

In March 2009, based on the results for fiscal year 2009, the Chief Executive Officer presented his assessment of the achievement of ROIC, the Corporate Strategy Objectives and the Individual Performance Objectives by each Executive Officer (other than the Chief Executive Officer’s own performance, which was reviewed by the Board of Directors without his involvement) to the Compensation Committee. The Compensation Committee determined that the Company achieved ROIC of 9.9% for fiscal year 2009, which was below the target set of 10.6% (but above the minimum target of 5.3%). The Compensation Committee determined that the Named Executive Officers attained 82% of the Corporate Strategy Objectives; and further that the Chief Executive Officer achieved 90% of his Individual Performance Objectives, the Vice President Sales and Marketing’s achieved 70% of his Individual Performance Objectives, and the Chief Operations Officer achieved 92% of his Individual Performance Objectives. Based on these metrics, the Compensation Committee awarded the Named Executive Officers as a group an aggregate Annual Bonus of $146,934 as set forth in the Summary Compensation Table above under the heading “Non-Equity Incentive Plan Compensation.”

To comply with Section 409A, it is the policy of the Company to pay bonuses in the first payroll period that ends on or after the last day of the first quarter of the fiscal year following the year as to which the bonus was earned.

Long-Term Incentives – Equity Compensation

The Company currently maintains a 2003 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by giving eligible participants, including the Executive Officers, an opportunity to receive capital stock of the Company, thereby (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. These awards, which may include stock options and stock grants, are generally subject to vesting.

In the past, the Chief Executive Officer presented the Compensation Committee with a recommendation for each other Executive Officer regarding the type of equity grant under the Plan and the suggested number of shares. In determining the number of stock options to award to each other Executive Officer, the Chief Executive Officer evaluated market data regarding stock ownership by executives at similar companies and prior equity grants to each Executive Officer. The Compensation Committee then considered the recommendation presented by the Chief Executive Officer and thereafter made a determination for all of the Executive Officers, including the Chief Executive Officer, of the type of grant and number of underlying shares of stock, and vesting and other terms.

On September 10, 2008, the Board of Directors, upon recommendation of the Compensation Committee, adopted the new long-term incentive policy proposed by the Consulting Firm. Under the new policy, the Compensation Committee intends to issue a combination of stock options and performance awards for restricted stock units, as

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opposed to only stock options, to ensure a competitive plan that rewards for longer term performance while providing significant upside potential in the event of a new product or new market that results in substantial growth in stock value. The restricted stock units are subject to performance-based vesting milestones. The Company’s policy is to make two restricted stock unit grants, each at an amount that would be generally equal to one-third of a comparable stock option grant in terms of the number of underlying Common Shares, which helps reduce potential dilution to shareholders. One of the two restricted stock unit grants has vesting criteria based on Company performance in the second and third fiscal years following the year of grant; the other restricted stock unit grant has vesting criteria based on Company performance in the year of grant, and generally requires a superior or “stretch” level of achievement.

When making annual equity awards to the Executive Officers, the base salary applicable to each of the Named Executive Officers (other than the Chief Executive Officer), which base salary is identical as to these officers with respect to fiscal year 2009, and expected to remain so in the foreseeable future, is first multiplied by 1.25, then divided by the per-share value of the Common Shares on the date of grant. The resulting amount is then divided in half, with that quotient being the number of stock options granted. That number is then divided by three to determine the number of restricted stock units included in each of two grants. The resulting numbers of options and restricted stock units are granted to each Executive Officer, with each receiving grants for the same number of underlying Common Shares. With respect to fiscal year 2009, in accordance with this policy, the number of options granted to each Executive Officer on September 17, 2008 (which is also the vesting commencement date), was $160,000 x 1.25 / $3.55 / 2 = 28,170 shares, with an exercise price of $3.55 per share; and the number of restricted stock units included in each of the two restricted stock unit grants to each Executive Officer made on that date was 28,170 / 3 = 9,390. Under the new vesting terms, first applied to these fiscal year 2009 grants, options vest at 20% per year over five years, measured from the vesting commencement date, with a seven year term (no longer subject to performance vesting), and restricted stock units vest over three years based upon the achievement of certain ROIC targets. If the ROIC targets are not achieved, the restricted stock units are forfeited; options (which are not otherwise exercised) will expire at the end of their term.

The first grant of 9,390 restricted stock units to each Named Executive Officer vests according to the criteria set forth below in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table. The second grant of 9,390 restricted stock units to each Named Executive Officer was subject to the achievement of certain ROIC targets, including the achievement of ROIC of at least 11.5% for fiscal year 2009. On April 27, 2009 the Board determined that the Company had achieved an ROIC of 9.9% for fiscal year 2009 and, accordingly, the restricted stock units subject to the second grant were forfeited by each Named Executive Officer effective as of that date.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to outstanding equity awards held by the Named Executive Officers as of the end of fiscal year 2009. The equity awards were granted under the Company’s 2003 Omnibus Incentive Plan and are subject to the terms and conditions set forth below.

U.S. Dollars

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gordon L. Ellis	—	28,170 (1)	$3.55	September 17, 2015	18,780 (2)	$66,669 (3)
	3,750	21,250 (4)	$3.60	March 30, 2014
	6,250	18,750 (5)	$3.20	April 3, 2013
	2,500	22,500 (6)	$4.60	March 30, 2012
	25,000 (7)	—	$4.70	March 30, 2011
Shawn M. Dooley	—	28,170 (1)	$3.55	September 17, 2015	18,780 (2)	$66,669 (3)
	3,750	21,250 (4)	$3.60	March 30, 2014
	6,250	18,750 (5)	$3.20	April 3, 2013
	2,500	22,500 (6)	$4.60	March 30, 2012
	25,000 (7)	—	$4.70	March 30, 2011
Douglas E. Ellis	—	28,170 (1)	$3.55	September 17, 2015	18,780 (2)	$66,669 (3)
	3,750	21,250 (4)	$3.60	March 30, 2014
	6,250	18,750 (5)	$3.20	April 3, 2013
	2,500	22,500 (6)	$4.60	March 30, 2012
	25,000 (7)	—	$4.70	March 30, 2011

———————

(1)

These stock options were granted on September 17, 2008 and vest at the rate of 20% per year over five years, subject to continued employment with the Company.

(2)

These restricted stock units were granted on September 17, 2008. Each Named Executive Officer originally received two restricted stock unit grants of 9,390 each for an aggregate of 18,780 restricted stock units per officer. As described above, as of April 27, 2009, 9,390 restricted stock units per Named Executive Officer were forfeited. The vesting schedule for the currently outstanding grant as of April 27, 2009 is set forth in the following table:

Total Restricted Stock Units Subject to Performance Vesting (#)	Performance Year	Incremental Percentage of Grant that May Vest During Period (Annual Vesting)	ROIC Target Met in Performance Year (%)	Total Percentage of Units that May Have Vested if All Targets Are Met (Cumulative Vesting)
9,390	Fiscal year ending January 31, 2010	50% (or 4,695 units)	Greater Than 12.6%	50% (or 4,695 units)
	Fiscal year ending January 31, 2011	50% (or 4,6595 units)	Greater than 14.6%	100% (or 9,390 units)

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These restricted stock units are subject to, among other things, a continuous service requirement in addition to meeting the minimum performance requirement or such award is forfeited in whole, as described in the agreement governing such restricted stock units.

(3)

The number of restricted stock units granted was determined by a formula based in part on the closing price of our Common Shares on the grant date of September 17, 2008 of $3.55 per share.

(4)

These stock options were granted on April 13, 2007 and each option to purchase 25,000 shares vests over five years according to the vesting schedule in the following table:

Date	Incremental Percentage of Option that May Vest During Period (Annual Vesting)	Total Percentage of Option that May Have Vested if All Targets Are Met (Cumulative Vesting)
March 30, 2008	0%	0%
March 30, 2009	10-35%	35%
March 30, 2010	10-35%	70%
March 30, 2011	10-35%	100%
March 30, 2012	Difference between 100% and percentage vested to date (such that option is vested in full after five years)	100%

The percentage that may vest in the second, third and fourth years is determined by a formula that is based on the Company’s weighted average ROIC since the beginning of fiscal year 2008. Specifically, for the options granted in fiscal year 2008, if the Company’s weighted average ROIC is 7.5% or less, then 10% of the options will vest, and if the weighted average ROIC performance is 20% or better, then 35% of the options will vest. For each 2.5% increase in weighted average ROIC beyond 7.5%, an additional 5% of the options vest up to the maximum of 35% as noted above. Any portion of the options that is unvested as of end of the fifth year will then vest in full regardless of Company performance. During the cumulative period between the beginning of fiscal year 2008 and the end of fiscal year 2009, the Company’s weighted average ROIC measured 9.6% Therefore, in accordance with the above vesting schedule, 15% of the options granted on April 13, 2007 (or 3,750 per Named Executive Officer) were vested as of April 27, 2009.

(5)

These stock options were granted on April 12, 2006 and vest according to the following vesting schedule:

Date	Incremental Percentage of Option that May Vest During Period (Annual Vesting)	Total Percentage of Option that May Have Vested if All Targets Are Met (Cumulative Vesting)
March 30, 2007	0%	0%
March 30, 2008	10-35%	35%
March 30, 2009	10-35%	70%
March 30, 2010	10-35%	100%
March 30, 2011	Difference between 100% and percentage vested to date (such that option is vested in full after five years)	100%

The percentage that may vest in the second, third and fourth years is determined by a formula that is based on the Company’s weighted average ROIC since the beginning of fiscal year 2007. Specifically, for the options granted in fiscal year 2007 (on April 12, 2006), if the Company’s weighted average ROIC is 7.5% or less, then 10% of the options will vest, and if the weighted average ROIC performance is 20% or better, then 35% of the options will vest. For each 2.5% increase in weighted average ROIC beyond 7.5%, an additional 5% of the options vest up to the maximum of 35% as noted above. Any portion of the options that is unvested as of end of the fifth year will then vest in full regardless of Company performance. The Company’s weighted average ROIC must exceed 7.5% for the measurement period in order for options to vest on their anniversary date. During the cumulative period between the beginning of fiscal year 2007 and the end of fiscal year 2009, the Company’s weighted average ROIC measured 7.9%. Therefore, in accordance with the above vesting schedule, 15% of the options granted on April 12, 2006 (or 3,750 per Named Executive Officer) were vested as of April 27, 2009.

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(6)

These stock options were granted on April 27, 2005 and vest according to the following vesting schedule:

Date	Incremental Percentage of Option that May Vest During Period (Annual Vesting)	Total Percentage of Option that May Have Vested if All Targets Are Met (Cumulative Vesting)
March 30, 2006	0%	0%
March 30, 2007	0-40%	40%
March 30, 2008	0-40%	80%
March 30, 2009	0-40%	100%
March 30, 2010	Difference between 100% and percentage vested to date (such that option is vested in full after five years)	100%

The percentage that may vest in the second, third and fourth years is determined by a formula that is based on (i) the Company’s weighted average ROIC during the measurement period and (ii) a comparison of (x) the Company’s cumulative stock price performance during the measurement period to (y) the cumulative performance of the S&P 600 Small Cap Index during that period. Specifically, for the options granted in fiscal year 2006 (specifically, on April 27, 2005), if the Company’s weighted average ROIC is 7.5% or less during the measurement period, and if the performance of the Company’s stock price as compared to the S&P 600 Small Cap Index during the measurement period is in the 4th Quartile, then 0% of the options will vest. If the Company’s weighted average ROIC is 20% or better during the measurement period, and if the performance of the Company’s stock price as compared to the S&P 600 Small Cap Index during the measurement period is in the 1st Quartile, then 40% of the options will vest. Intermediate performance between these levels will result in a proportionate intermediate level of vesting. Any portion of the options that is unvested as of end of the fifth year will then vest in full regardless of Company performance. As of March 30, 2008, none of these options had vested as the weighted average ROIC for the cumulative period between the beginning of fiscal year 2006 and the end of fiscal year 2008 was less than 7.5% and the Company’s cumulative stock price performance compared to the S&P Small Cap Index was in the 3rd Quartile. However, the weighted average ROIC for the cumulative period between the beginning of fiscal year 2006 and the end of fiscal year 2009 was 7.1% and the Company’s cumulative stock price performance compared to the S&P Small Cap Index was in the 2nd Quartile. Therefore, in accordance with the above vesting schedule, 10%of the options granted on April 27, 2005 (or 2,500 per Named Executive Officer) vested effective April 27, 2009.

(7)

These stock options were granted on April 7, 2004 and were fully vested as of March 30, 2009.

Retirement Savings and 401(k) Plan

The Company currently has no pension or retirement plans in place except the Absorption Corp 401(k) Plan, which was implemented as of April 1, 2006 and which is available to all eligible employees. The Company makes a matching contribution on behalf of each eligible participant, including all Executive Officers and non-executive employees who are U.S. residents. Mr. G. Ellis and Mr. D. Ellis who are not U.S. residents are thus ineligible to participate. The matching contribution is equal to 100% of what an employee contributes up to 3% of the employee’s salary, plus 50% of what the employee contributes up to the next 2% of the employee’s salary. All contributions are 100% vested when made.

Stock Plans and Outstanding Grants

The Company’s 1993 Stock Option Plan for U.S. Participants (the “1993 U.S. Plan”) and the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan” and, collectively with the 1993 U.S. Plan, the “1993 Stock Plans”) expired on May 19, 2003. On May 20, 2003, the 2003 Stock Option Plan for U.S. Participants and the 2003 Equity Incentive Stock Option Plan (collectively called the “2003 U.S. Plans”) took effect. On June 8, 2004, as recommended by the Board of Directors, the shareholders approved an amendment and restatement of the 2003 U.S. Plans into one plan named the “2003 Omnibus Incentive Plan.”

The 2003 Omnibus Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the authority to determine eligible persons, the time and type of grant and the number of shares to be used for each award, impose such terms, limitations, restrictions and conditions upon each award and in addition modify, extend or renew an outstanding award. The maximum awards available for grant under the 2003 Omnibus Incentive Plan shall not exceed an aggregate of 1,100,000 Shares. Participation in the 2003 Omnibus Plan is open to all employees, Officers, Directors and consultants of the Company or of any parent or subsidiary of the

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Company, as well as employees of certain persons that provide management services and independent consultants and advisers to the Company. Types of awards include the granting of stock options, stock appreciation rights, restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Shares adjustments or other substitutions will be made to the awards granted under the 2003 Omnibus Incentive Plan.

Under the 2003 Omnibus Incentive Plan, stock options to purchase a total of 695,680 Common Shares at exercise prices ranging from (U.S.) $3.20 to (U.S.) $4.70, with expiry dates beginning December 13, 2009, were outstanding as of January 31, 2009. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 141,000 Common Shares were eligible for exercise at January 31, 2009. In addition, as of January 31, 2009, 75,120 restricted stock units were outstanding under performance awards, of which 37,560 were forfeited as of April 27, 2009.

Equity Compensation Plan Information

The following table provides information about equity awards under the 2003 Omnibus Incentive Plan as of January 31, 2009:

U.S. Dollars

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	770,800 (1)	$3.51	319,200

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	770,800	$3.51	319,200

———————

(1)

Amount includes 75, 120 outstanding restricted stock units unvested as of January 31, 2009

Potential Payments upon Termination or Change in Control

The Company considers the maintenance of a sound management team to be essential to protecting and enhancing the best interests of the Company and its shareholders. To that end, the Company recognizes that the possibility of a change in control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. The Company has determined that appropriate steps should be taken to encourage the continued attention and dedication of members of the Company’s management to their duties without the distraction that may arise from the possibility of a change in control. In addition, it is standard in the Company’s industry for employers to offer their executives severance arrangements upon termination without cause. Accordingly, the Company has entered into employment agreements with the Named Executive Officers that determine post-termination payments and benefits upon the occurrence of termination for disability or death, termination for cause, termination without cause, resignation or a change in control.

Gordon L. Ellis – Chairman, Chief Executive Officer and President

Under the terms of his employment agreement with the Company, in the event that Mr. G. Ellis’ employment is terminated as a result of his disability (as defined in the employment agreement), Mr. G. Ellis shall be entitled to receive his current base salary for a period of three months after he is terminated or a total of nine months from the start of the disability, whichever is longer, as well as a payment of his annual cash incentive compensation prorated as of the date of termination. In the event that Mr. G. Ellis’ employment is terminated as a result of his death, his estate shall be entitled to receive an amount equal to Mr. G. Ellis’ base salary through the end of the month in which

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his death occurs as well as a payment of his annual cash incentive compensation prorated as of the date of termination. If Mr. G. Ellis is terminated without cause (as defined in the employment agreement) or upon his voluntary resignation, he shall be entitled to his then current base salary which has accrued through the date of termination and payment of his annual cash incentive compensation prorated as of the date of termination. If Mr. G. Ellis is terminated for cause (as defined in the employment agreement) he shall not be entitled to any compensation other than his current base salary which has accrued through the date of termination. In the event of a change in control, Mr. G. Ellis is entitled to receive all options, whether vested or unvested and any additional incentive packages, other than restricted stock units, previously granted to him which have not vested immediately upon the change in control being completed. Restricted stock units will terminate unless Mr. Ellis provides continuous services to the Company or its successor (if that successor is approved by the Compensation Committee) as an employee or independent contractor until the applicable Determination Date (as that date is defined in the restricted stock unit agreement). If Mr. Ellis provides services to a permitted successor on a part-time basis up to the determination date, then such part-time service shall be deemed to meet the continuous service requirement if it amounts to at least fifty percent of the time spent in a full-time equivalent position. All such compensation shall be treated in the same manner for all Executive Officers of the Company, unless a particular Executive Officer’s employment agreement specifies different treatment.

Mr. G. Ellis has agreed not to directly or indirectly engage in competition with the Company in any phase of the Company’s business for two years following the date of his termination except in connection with a termination without cause.

Shawn M. Dooley – Vice President Sales and Marketing

Under the terms of his employment agreement with Absorption, in the event that Mr. Dooley’s employment is terminated as a result of his disability (as defined in the agreement), Mr. Dooley shall be entitled to receive severance compensation. The total severance amount is equal to his monthly base salary for the most recent month, multiplied by 24, plus the aggregate bonus received for the prior two fiscal years. However, if Mr. Dooley is also entitled to receive salary replacement benefits from a disability plan sponsored by the Company, then the Company’s total severance obligation is reduced by the amount of the salary replacement benefits. The severance amounts shall be paid in equal monthly installments over 24 months. In addition, the Company shall continue Mr. Dooley’s other benefits, including medical and dental, for the 24-month period, and all of Mr. Dooley’s options will continue until they expire or such shorter period of time required by applicable state and federal securities laws. Notwithstanding the foregoing, Mr. Dooley shall not be entitled to any severance or benefits that extend beyond the age of 65. In the event that Mr. Dooley’s employment is terminated as a result of his death, his estate shall be entitled to receive the payments owing under any life insurance policy which is part of the Company’s benefits. In the absence of such life insurance policy, then Mr. Dooley’s estate shall be entitled to receive payments equal to his prior monthly base salary multiplied by 24 plus the aggregate bonus received for the prior two fiscal years, along with benefits that went along with his salary and that may be payable to his estate. These payments shall be paid in equal monthly installments over 24 months. Following termination for death, all of Mr. Dooley’s options will continue until they expire or such shorter period of time required by applicable state and federal securities laws.

If Mr. Dooley is terminated for cause (as defined in the employment agreement) or upon his voluntary resignation, he shall not be entitled to any compensation other than his then-current base salary and benefits which have accrued through the date of termination; provided, however that upon his voluntary resignation he shall also be entitled to payment of his annual bonus prorated as of the date of termination. In the event that Mr. Dooley is terminated without cause (as defined in the employment agreement), then he shall be entitled to payment of his current base salary plus all benefits for a period of 24 months following such termination, plus the aggregate bonus received for the prior two fiscal years. These severance amounts are payable in equal monthly installments over 24 months. In the event of a change in control (as defined in the employment agreement), Mr. Dooley is entitled to receive all options and stock grants previously made to him, and their treatment is governed by the applicable plans. On a change of control Mr. Dooley is entitled to receive any additional incentive packages previously granted to him that have not vested. In addition, any performance award granted under the 2003 Omnibus Incentive Plan is handled in accordance with the change of control provisions of such plan. Moreover, for a 12-month period following a change in control, if Mr. Dooley’s duties or compensation are materially reduced such that Mr. Dooley could claim constructive dismissal (as defined in his employment agreement), then upon actual termination within the 12-month period Mr. Dooley shall have the right to claim severance as if he had been terminated without cause.  Notwithstanding the foregoing, Mr. Dooley shall not be entitled to any severance payments or benefits that extend beyond the age of 65. Mr. Dooley has agreed to not directly or indirectly assist or encourage any person to be

24

involved in any manner to invest or promote any business or activity of a similar nature, if Mr. Dooley has terminated the employment agreement due to disability (as defined in the employment agreement), resignation, or in connection with a change in control (as defined in the employment agreement), during any time in which Mr. Dooley is receiving severance payments or for a period of one year, whichever is longer.

To the extent that Section 409A applies, certain severance payments may be subject to a six-month delay. If the delay rule applies, any accrued severance shall be paid in the seventh month following termination.

Doug E. Ellis – Chief Operating Officer

Under the terms of his employment agreement with Absorption, in the event that Mr. D. Ellis’ employment is terminated as a result of his disability (as defined in the agreement), Mr. D. Ellis shall be entitled to receive severance compensation. The total severance amount is equal to his monthly base salary for the most recent month, multiplied by 24, plus the aggregate bonus received for the prior two fiscal years. However, if Mr. D. Ellis is also entitled to receive salary replacement benefits from a disability plan sponsored by the Company, then the Company’s total severance obligation is reduced by the amount of the salary replacement benefits. The severance amounts shall be paid in equal monthly installments over 24 months. In addition, the Company shall continue Mr. D. Ellis’ other benefits, including medical and dental, for the 24-month period, and all of Mr. D. Ellis’ options will continue until they expire or such shorter period of time required by applicable state and federal securities laws. Notwithstanding the foregoing, Mr. D. Ellis shall not be entitled to any severance or benefits that extend beyond the age of 65. In the event that Mr. D. Ellis’ employment is terminated as a result of his death, his estate shall be entitled to receive the payments owing under any life insurance policy which is part of the Company’s benefits. In the absence of such life insurance policy, then Mr. D. Ellis’ estate shall be entitled to receive payments equal to his prior monthly base salary multiplied by 24 plus the aggregate bonus received for the prior two fiscal years, along with benefits that went along with his salary and that may be payable to his estate. These payments shall be paid in equal monthly installments over 24 months. Following termination for death, all of D. Ellis’ options will continue until they expire or such shorter period of time required by applicable state and federal securities laws.

If Mr. D. Ellis is terminated for cause (as defined in the employment agreement) or upon his voluntary resignation, he shall not be entitled to any compensation other than his then-current base salary and benefits which have accrued through the date of termination; provided, however that upon his voluntary resignation he shall also be entitled to payment of his annual bonus prorated as of the date of termination. In the event that Mr. D. Ellis is terminated without cause (as defined in the employment agreement), then he shall be entitled to payment of his current base salary plus all benefits for a period of 24 months following such termination, plus the aggregate bonus received for the prior two fiscal years. These severance amounts are payable in equal monthly installments over 24 months. In the event of a change in control (as defined in the employment agreement), Mr. D. Ellis is entitled to receive all options and stock grants previously made to him, and their treatment is governed by the applicable plans. On a change of control Mr. D. Ellis is entitled to receive any additional incentive packages previously granted to him that have not vested. In addition, any performance award granted under the 2003 Omnibus Incentive Plan is handled in accordance with the change of control provision of such plan. Moreover, for a 12-month period following a change in control, if Mr. D. Ellis’ duties or compensation are materially reduced such that Mr. D. Ellis could claim constructive dismissal (as defined in his employment agreement), then upon actual termination within the 12-month period Mr. D. Ellis shall have the right to claim severance as if he had been terminated without cause.  Notwithstanding the foregoing, Mr. D. Ellis shall not be entitled to any severance payments or benefits that extend beyond the age of 65 years. Mr. D. Ellis has agreed to not directly or indirectly assist or encourage any person to be involved in any manner to invest or promote any business or activity of a similar nature, if Mr. D. Ellis has terminated the employment agreement due to disability (as defined in the employment agreement), resignation, or in connection with a change in control (as defined in the employment agreement), during any time in which Mr. D. Ellis is receiving severance payments or for a period of one year, whichever is longer.

To the extent that Section 409A applies, certain severance payments may be subject to a six-month delay. If the delay rule applies, any accrued severance shall be paid in the seventh month following termination.

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DIRECTOR COMPENSATION

Directors who are employees receive no additional compensation for serving on the Board or its committees.

In fiscal year 2009, we provided the following annual compensation to directors who are not employees:

U.S. Dollars

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($) (1) (2)	All Other Compensation ($)	Total ($)
Michael P. Bentley	$26,000	$13,531	$0	$39,531
Lionel G. Dodd	$25,000	$13,531	$0	$38,531
John J. Sutherland	$22,250	$13,531	$0	$35,781
Daniel J. Whittle	$30,000	$13,531	$0	$43,531

———————

(1)

The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31, 2009 in accordance with FAS 123R, of awards pursuant to the Company’s 2003 Omnibus Incentive Plan, and thus include amounts from awards granted prior to fiscal year 2009. Assumptions used in the calculation of these amounts are included in Note 2 (Summary of Significant Accounting Policies) to our audited financial statements for the fiscal year ended January 31, 2009, under the heading “Stock-Based Compensation,” which financial statements are included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April __, 2009.

(2)

The aggregate number of stock options outstanding, of which all are vested, for each director under the 2003 Omnibus Incentive Plan as of January 31, 2009 was as follows: Mr. Bentley held 20,000 stock options; Mr. Dodd held 20,000 stock options; Mr. Sutherland held 20,000 stock options; and Mr. Whittle held 20,000 stock options. Furthermore, during fiscal year 2009 stock options granted on December 15, 2005 in the amount of 10,000 each for Mr. Bentley, Mr. Dodd, Mr. Sutherland and Mr. Whittle expired on December 15, 2008.

The Company paid its non-employee directors a retainer of $2,500 per quarter during fiscal year 2009. In addition, the Company paid non-employee directors $1,250 for each board meeting attended (whether in person or via teleconference); $1,000 for each committee meeting attended at which the director served as chair; and $500 for each committee meeting attended at which the director did not serve as chair.

No stock-based awards were granted to the Board of Directors during fiscal year 2009 as noted below.

The compensation philosophy for the non-employee director annual retainer and meetings fees is to pay a competitive compensation for these elements at the midpoint of the market, measured against the practices of comparable companies. This same philosophy also extends to the long-term director incentive in the form of stock-based compensation. The Compensation Committee has historically relied upon specific surveys such as Milliman, the Watson Wyatt General Independent Board Study and the Tower Perrin Pacific Northwest Boards Survey for comparative purposes. Since fiscal year 2004, each independent director has received an annual stock option grant of 10,000 shares in the fourth quarter. Following the adoption of new executive compensation practices in September 2009, the Compensation Committee began considering changes to its current practices regarding director stock-based compensation. As a result, the Compensation Committee decided to temporarily delay the awarding of annual grants for independent directors for fiscal year 2009 pending further consideration of a new policy.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted a written policy and procedures for review, approval and monitoring of transactions involving the Company and related persons as defined under applicable SEC rules. The policy covers any related-person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a related person has or will have a direct or indirect material interest).

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Policy

•

Related-person transactions must be approved by the Audit Committee (or, with respect to compensation decisions, the Compensation Committee), who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the appropriate committee will consider all relevant factors, including as applicable (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

•

The relevant committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

Procedures

•

Management or the affected director or Executive Officer will bring the matter to the attention of the Chief Executive Officer, the chair of the Audit Committee, and the secretary.

•

The Chief Executive Officer will determine (or if he is involved in the transaction, the chair of the Audit Committee) whether the matter should be considered by the Audit Committee or Compensation Committee, each of which consists only of independent directors.

•

If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•

The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable if it otherwise meets the requirement of the related-person policy.

•

The relevant committee will review the transactions annually to determine whether it continues to be in the Company’s best interests.

During each of fiscal year 2009 and fiscal year 2008, the Company was a party to a management services agreement with Gordann, of which the Company’s Chief Executive officer, Mr. G. Ellis, owns a 51% interest. Please see “Compensation of Directors and Named Executive Officers” for description of the compensation paid or payable under this agreement. The Compensation Committee approved and continues to monitor this arrangement consistent with the above policy.

THE AUDIT COMMITTEE REPORT

In connection with the financial statements for the fiscal year ended January 31, 2009, the Audit Committee has:

•

reviewed and discussed the audited financial statements with management;

•

discussed with the Company’s independent accountant, Moss Adams LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T); and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2009 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

John J. Sutherland

Michael P. Bentley

Daniel J. Whittle

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PROPOSAL TWO – RATIFICATION OF INDEPENDENT AUDITORS

Ratification of Independent Auditors for Fiscal Year 2009

The Audit Committee has nominated Moss Adams LLP, Certified Public Accountants, to serve as the Company’s independent auditors for the fiscal year ending January 31, 2010, at a remuneration to be fixed by the Audit Committee.

Moss Adams has served as the Company’s auditors since July 3, 2001 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from the shareholders.

Independent Auditor Fees and Services

Audit Fees

The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2009 and 2008 and quarterly reviews of the financial statements included in the Company’s Forms 10-Q for fiscal years 2009 and 2008 were approximately (U.S.) $165,500 and (U.S.) $158,700, respectively.

Audit-Related Fees

There were no fees billed for fiscal years 2009 and 2008 for assurance and related services by Moss Adams that were reasonably related to the performance of its audit of the Company’s financial statements and not reported under the caption “Audit Fees”.

Tax Fees

There were no fees billed for fiscal years 2009 and 2008 for tax compliance, tax advice or tax planning services rendered to the Company.

All Other Fees

There were no fees billed for fiscal years 2009 and 2008 for other services rendered to the Company by Moss Adams.

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditors and the fees to be paid in connection with such services in order to ensure that the provision of such services does not impair the auditors’ independence. Unless the Audit Committee provides general pre-approval of a service to be provided by the independent auditors and the related fees, the service and fees must receive specific pre-approval from the Audit Committee. All general pre-approvals of services and fees are pursuant to the terms of a written Audit Committee pre-approval policy, which describes the services subject to general pre-approval. The term of any general pre-approval is twelve (12) months unless otherwise specified by the Audit Committee. The Audit Committee annually reviews and generally pre-approves the services that may be provided by, and the fees that may be paid to, the independent auditors without obtaining specific pre-approval. The Audit Committee most recently made such review and general pre-approvals of the auditors’ engagement letter in December 2008. The Audit Committee will review and revise the list of general pre-approved services from time to time as necessary.

Vote Required for Ratification of Independent Auditors

If a quorum is present and voting, the vote of a majority of the votes cast at the Meeting with respect to the proposal is required to ratify the appointment of Moss Adams as the Company’s independent auditors, at a remuneration to be fixed by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF MOSS ADAMS AS THE COMPANY’S INDEPENDENT AUDITORS, AT A REMUNERATION TO BE FIXED BY THE AUDIT COMMITTEE.

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PROPOSAL THREE – CONTINUED EXISTENCE OF THE SHAREHOLDER RIGHTS PLAN

General

The shareholders of the Company will be asked to vote at the Meeting to approve a resolution ratifying the continued existence of the Shareholder Rights Plan, set forth in the Shareholder Rights Plan Agreement dated May 1, 2006 (the “Rights Plan”). After its adoption by the Company on May 1, 2006, the Rights Plan was submitted to and ratified by the shareholders of the Company at the 2006 Annual and Special Meeting of Shareholders, as required by the terms of the Rights Plan. The full text of the Rights Plan is attached to this proxy statement as Schedule A.

Under the Rights Plan, share purchase rights (each, a “Right”) are outstanding at the rate of one Right for each Common Share outstanding. An additional Right is issued with respect to each additional Common Share that is issued. Until the Separation Time (as defined in the Rights Plan), the Rights are attached to and are transferred only with the associated Common Shares.

Computershare Trust Company of Canada is the rights agent under the Rights Plan. Pacific Corporate Trust Company served as the rights agent until November 1, 2008, when Pacific Corporate Trust Company, which was acquired by Computershare Ltd. in 2005, assigned all its rights, powers, duties and obligations under the Rights Plan to Computershare Trust Company of Canada.

Pursuant to Section 5.15 of the Rights Plan, at or prior to the 2009 annual meeting of shareholders and at every third annual meeting thereafter, the Board of Directors must submit a resolution to the Company’s shareholders ratifying the continued existence of the Rights Plan, provided that a Flip-in Event (as defined below), has not occurred. As of the date of this proxy statement, no Flip-in Event has occurred. As such, the Board of Directors is submitting this proposal for consideration at the Meeting.

If this proposal to ratify the continued existence of the Rights Plan is approved, the Rights Plan will be renewed for a period of three years ending on the day following the Company’s 2012 annual meeting of shareholders. If this proposal to ratify the continued existence of the Rights Plan is rejected, the Rights Plan will terminate and the Company will be required to redeem the Rights at the price of $0.00001 per Right. Upon confirmation of the vote and without further formality the Chairman of Meeting will advise the Company to begin the process of redeeming the Rights.

Purpose of the Rights Plan

The Rights Plan has been designed to protect shareholders of the Company from unfair, abusive or coercive take-over strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all shareholders equally or fairly or provide all shareholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Plan provides management and the Board of Directors with more than the 35-day statutory minimum period under Canadian securities laws to review the terms of a take-over bid and solicit alternative offers. The Rights Plan is not intended to prevent a take-over or deter fair offers for securities of the Company. Rather, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of Common Shares.

The Rights Plan will cause substantial dilution to a person or group who attempts to acquire control of the Company other than (a) through a Permitted Bid (as defined below) or (b) on terms approved by the Board of Directors. The Rights Plan provides that take-over bids that meet pre-determined standards of fairness will be Permitted Bids and will proceed without triggering the dilutive effects of the Rights Plan. The Permitted Bid concept, which is found in most shareholder rights plans, ensures that senior management of the Company and the Board do not impair the rights of shareholders to obtain, review and accept or decline take-over bids. The Rights Plan is designed to afford the Board the opportunity to present to the shareholders of the Company a detailed analysis of a bid and additional time to consider alternatives to an unfair or inadequate proposal and, if it considers such action to be in the best interests of all shareholders, to commence an orderly auction of the shares or assets of the Company for the benefit of all shareholders.

If a bidder does not wish to make a Permitted Bid, the bidder can negotiate with and obtain prior approval of the Board of Directors to make an offer on terms that the Board considers fair to all shareholders. In such circumstances, the Board may redeem the Rights or waive the application of the Rights Plan, thereby allowing such offer to proceed without dilution to the bidder. The adoption of the Rights Plan does not relieve the Board of its fiduciary duties to act in the best interests of all shareholders and does not prevent a take-over bid or merger or other business combination that the Board, in the exercise of its fiduciary duties, determines to be in the best interests of the Company and its

29

shareholders. Moreover, the Rights Plan does not inhibit the use of the proxy solicitation under applicable law to promote a change in the management or direction of the Company.

The Rights Plan is designed not to interfere with the day-to-day operations of the Company. The implementation of the Rights Plan did not increase the level of debt of the Company or involve a sale, exchange or purchase of significant assets or the loss of earning power of the Company. The issue of Rights did not and does not dilute the equity or voting interests of existing shareholders and should not interfere with equity or debt financing by the Company.

In considering whether to recommend ratification of the continued existence of the Rights Plan, the Board of Directors was aware that the Rights Plan may discourage certain types of take-over bids that might be made for the Company and may render more difficult a merger, tender offer, assumption of control by the holders of a large block of the Company’s securities or the removal of incumbent management, even though certain of such transactions or effects might be beneficial in the judgment of certain shareholders or shareholders generally. For example, the Rights Plan could have the effect of preventing a particular take-over bid from being made or being successful, even though a majority of the Company’s shareholders might wish to participate in that take-over bid. The Rights Plan will cause substantial dilution to a person or group that attempts to acquire the Company other than through a Permitted Bid or on terms approved by the Board. If triggered, the Rights Plan will also likely cause substantial dilution to any shareholder who fails to or elects not to exercise its rights. The Board carefully considered these matters but concluded that they do not justify denying shareholders the protection that the Rights Plan affords. The Rights Plan is not intended to prevent all unsolicited take-over bids for the Company and will not do so. The Rights Plan is designed to encourage potential bidders to make Permitted Bids or negotiate take-over proposals with the Board that the Board of Directors considers are in the best interests of the Company and to protect the Company’s shareholders against being coerced into selling their Common Shares at less than fair value.

Background

The resolution to ratify the continued existence of the Rights Plan is not being proposed by the Board of Directors or management of the Company in response to or in anticipation of any specific take-over bid or proposed bid or other transaction. Rather, the Rights Plan is intended to address the Board’s concern that, in the business and legal environment in which the Company operates, there is the potential for unfair treatment of shareholders that should be guarded against to the extent practicable. Further, this proposal is not being made by the Board of Directors or management of the Company as a part of any current plan to adopt a series of anti-take-over measures. However, as described under “Proposal One — Election of Directors,” the Board of Directors is currently divided into two classes, whereby the term of office for each class alternately expires upon the second succeeding general meeting of shareholders. The division of the Board of Directors into classes may have an anti-take-over effect by making it more difficult for shareholders to replace a majority of the incumbent Directors.

The Board is concerned that under current law an acquiror could use coercive or other abusive take-over practices to obtain control of the Company without paying a fair price and without negotiating with the Board acting on behalf of all shareholders. For example, a bidder may acquire blocks of Common Shares in the market or in private agreements involving a small number of private investors and thereby gain effective control of the Company without paying an appropriate “control premium” to all shareholders of the Company. A bidder may also make a take-over bid to acquire effective or legal control of the Company that the Board, acting honestly and in good faith, may believe is wholly inadequate and unfair to shareholders of the Company and does not reflect the full or premium control value for all of the Common Shares. Public shareholders could feel compelled to tender to such a bid, even where the bid is considered by the Board to be inadequate and of less than fair value for an acquisition of control, fearing that if they do not tender, they will pass up their only opportunity to receive any “take-over premium” for a portion of their Common Shares. The Board also believes that the timetable for take-over bids prescribed by the Canadian securities laws could impair the Board’s ability to ensure that all other alternatives to maximize shareholder value are thoroughly explored.

In response to these concerns, in initially adopting the Rights Plan and in determining whether to recommend its continued existence, the Board considered the desirability and the practicability of various strategies to deter unfair or abusive take-over practices and, in particular, whether the Rights Plan would be in the best interests of the Company and its shareholders.

In considering whether to initially adopt the Rights Plan and whether to recommend its continued existence, the Board considered the current legislative framework in Canada governing take-over bids. Under provincial securities legislation a take-over bid generally means an offer to acquire voting or equity shares of a person or persons, where the shares subject to the offer to acquire, together with shares already owned by the bidder and parties related to the bidder,

30

represent an aggregate of 20% or more of the outstanding shares. Unless exempted under applicable laws, any person or group of persons conducting a take-over bid is required to offer to purchase all outstanding shares of the same class and for the same price. The offerors are required to send a take-over bid circular to all shareholders and to keep their offer open for a period of not less than 35 days.

Canadian securities laws provide exemptions from these requirements in certain circumstances, including the following:

(a)

purchases of up to 5% of the outstanding securities of the Company during any given 12 month period, provided such purchases are at a price not greater than the applicable market price; and

(b)

“private” purchases from not more than 5 persons at a price not greater than 115% of the applicable market price.

The Board is concerned that the protections afforded by applicable securities laws in Canada are insufficient and accordingly the Board is proposing that the Rights Plan continue in effect.

Summary of the Rights Plan

The following is a summary of the principal terms of the Rights Plan, which is qualified in its entirety by reference to the text of the Rights Plan attached to this proxy statement as Schedule A.

Term

If this proposal to ratify the continued existence of the Rights Plan is approved, the Rights Plan will be renewed for a period of three years ending on the day following the Company’s 2012 annual meeting of shareholders. If this proposal to ratify the continued existence of the Rights Plan is rejected, the Rights Plan will terminate and the Company will be required to redeem the Rights at the Redemption Price (as defined in the Rights Plan) of $0.00001 per Right.

Rights Exercise Privilege

After a person acquires 20% or more of the Common Shares of the Company or commences a take-over bid to acquire Common Shares of the Company, other than by way of a Permitted Bid (the “Separation Time”), the Rights will separate and trade separately from the Common Shares and will be exercisable. The acquisition by any person (an “Acquiring Person”) of 20% or more of the Common Shares, other than by way of a Permitted Bid, is referred to as a “Flip-in Event.” Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event.

Eight business days after the occurrence of a Flip-in Event, each Right (other than those held by the Acquiring Person), will permit its holder to purchase $200 worth of Common Shares of the Company for $100 (i.e. at a 50% discount), subject to adjustment for stock splits, dividends, recapitalizations, etc.

The issue of the Rights is not initially dilutive. However, upon a Flip-in Event occurring and the Rights separating from the Common Shares, reported earnings per share on a fully diluted or non-diluted basis may be affected. Holders of Rights not exercising their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.

Certificates and Transferability

Prior to the Separation Time, the Rights are evidenced by a legend imprinted on certificates for Common Shares issued from and after May 1, 2006 and are not transferable separately from the Common Shares. Promptly following the Separation Time, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to holders of record of Common Shares as of the Separation Time and the separate Rights Certificates will evidence the Rights. From and after the Separation Time, the Rights Certificates will be transferable and traded separately from the Common Shares.

Permitted Bids

The requirements for a Permitted Bid include the following:

(a)

 the take-over bid must be made by way of a take-over bid circular;

(b)

 the take-over bid must be made to all holders of Common Shares;

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(c)

 Common Shares tendered pursuant to the take-over bid may be taken up only after the expiry of not less than 60 days and then only if at such time more than 50% of the Common Shares held by shareholders other than the bidder, its affiliates and persons acting jointly or in concert with the bidder (“Independent Shareholders”) have been tendered to the take-over bid and not withdrawn;

(d)

 shareholders who tender their Common Shares to the take-over bid must be permitted to withdraw their Common Shares prior the Common Shares being taken up and paid for; and

(e)

 if more than 50% of the Common Shares held by Independent Shareholders are tendered to the take-over bid within the 60 day period, the bidder must make a public announcement of that fact and the take-over bid must remain open for deposits of Common Shares for an additional 10 business days from the date of such public announcement.

The Rights Plan allows for a competing Permitted Bid (a “Competing Bid”) to be made while a Permitted Bid is in existence. A Competing Bid must satisfy all the requirements of the Permitted Bid except that it may expire on the same date as the Permitted Bid, subject to the statutory requirement that it be outstanding for a minimum period of 35 days.

Waiver and Redemption

The Board may, prior to the Flip-in Event, waive the dilutive effects of the Rights Plan in respect of a particular Flip-in Event resulting from a take-over bid made by way of a take-over bid circular to all holders of Common Shares of the Company, in which event such waiver would be deemed also to be a waiver in respect of any other Flip-in Event occurring under a take-over bid made by way of a take-over bid circular to all holders of Common Shares. The Board may also waive the Rights Plan in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event reduces its beneficial holdings to less than 20% of the outstanding Common Shares of the Company prior to such waiver being granted. With the majority consent of shareholders or Rights holders at any time prior to the occurrence of a Flip-in Event, the Board may at its option redeem all, but not less than all, of the outstanding Rights at a price of $0.00001 each.

Exemption for Investment Advisors

Investment managers (for client accounts), trust companies (acting in their capacities as trustees and administrators), statutory bodies (managing investment funds for employee benefit plans, pension plans, insurance plans or various public bodies), administrators and trustees of pension funds, securities depositories and crown agents, any of whom acquire greater than 20% of the Common Shares of the Company, are exempted from triggering a Flip-in Event provided that they are not making, or are not part of a group making, a take-over bid.

Supplements and Amendments

The Company is authorized to make amendments to the Rights Plan to correct any typographical error or, subject to subsequent ratification by shareholders or Rights holders, to maintain the validity of the Rights Plan as a result of changes in law. The Company will issue a news release relating to any significant amendment made to the Rights Plan prior to the Meeting and will advise the shareholders of any such amendment at the Meeting. Other amendments or supplements to the Rights Plan may be made with the prior approval of shareholders or Rights holders and, if necessary, any stock exchange on which the Common Shares may be listed.

Grandfathered Persons

Holders of 20% or more of the Common Shares at the time when the Rights were distributed are recognized for the purposes of the Rights Plan as “grandfathered persons” and, as such, do not constitute Acquiring Persons under the Rights Plan by virtue of their shareholding exceeding the 20% Flip-in Event threshold.

Certain United States Federal Income Tax Considerations of the Rights Plan

For United States federal income tax purposes, the Internal Revenue Service has ruled that the adoption of a shareholders rights plan similar to the Rights Plan does not constitute a taxable transaction to a company’s shareholders if at the time of adoption the likelihood that the rights will be exercised is remote and speculative. At the time of its initial adoption, the Company considered the likelihood that the Rights will be exercised to be remote and speculative, and as of the date of this proxy statement the Company continues to consider this likelihood as remote and speculative.

32

Other events described under the Rights Plan, including the separation of the Rights from the Common Shares, a Flip-in Event or redemption of the Rights may result in taxable income to the shareholders.

Shareholders should consult their own tax advisors regarding the consequences of receiving, holding, exercising or exchanging the Rights.

Vote Required for Ratification of the Shareholder Rights Plan

If a quorum is present and voting, the vote of a majority of the votes cast at the Meeting with respect to the proposal is required to approve the ratification of the continued existence of the Rights Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE CONTINUED EXISTENCE OF THE SHAREHOLDER RIGHTS PLAN.

The Company has been advised that the Directors and Executive Officers of the Company intend to vote all shares held by them in favour of the resolution approving ratification of the continued existence of the Rights Plan.

33

TRANSACTION OF OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no amendments or variations to the matters to come before the Meeting, or of any matters other than those set forth above and in the notice of annual and special meeting. However, if any such amendments or variations of matters identified in the notice of annual and special meeting or other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote on them in accordance with their best judgment, exercising discretionary authority.

PROPOSALS OF SHAREHOLDERS

Shareholders who intend to present proposals at the Company’s 2010 annual meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposals are received by the Company no later than January 15, 2010. Such proposals must meet the requirements of the Business Corporations Act (British Columbia) and the SEC to be eligible for inclusion in the Company’s proxy materials. Submitting a shareholder proposal does not guarantee that the Company will include it in its proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, the Company must receive such proposal or nomination no later than March 31, 2010. Any shareholder proposals or nominations must be submitted to the Company’s Corporate Secretary in writing at the Company’s principal executive offices. The Company strongly encourages any shareholder interested in submitting a proposal or nomination to contact the Company’s Corporate Secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws.

The Board of Directors has adopted additional requirements specifically with respect to shareholder nominations for the election of directors. See “Proposal One – Election of Directors – Board Matters and Committees.”

BOARD APPROVAL

The contents of this proxy statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on April 27, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

Gordon L. Ellis, Chairman

34

SCHEDULE A

INTERNATIONAL ABSORBENTS INC.

and

PACIFIC CORPORATE TRUST COMPANY

as Rights Agent

SHAREHOLDER RIGHTS PLAN AGREEMENT

May 1, 2006

TABLE OF CONTENTS

ARTICLE 1
INTERPRETATION

1.1

Certain Definitions

2

1.2

Currency

10

1.3

Headings

10

1.4

Number and Gender

10

1.5

Acting Jointly or in Concert

11

1.6

Statutory References

11

ARTICLE 2
THE RIGHTS

2.1

Legend on Common Share Certificates

11

2.2

Initial Exercise Price; Exercise of Rights; Detachment of Rights

11

2.3

Adjustments to Exercise Price; Number of Rights

13

2.4

Date on Which Exercise is Effective

17

2.5

Execution, Authentication, Delivery and Dating of Rights Certificates

17

2.6

Registration, Registration of Transfer and Exchange

17

2.7

Mutilated, Destroyed, Lost and Stolen Rights Certificates

18

2.8

Persons Deemed Owners

18

2.9

Delivery and Cancellation of Rights Certificates

19

2.10

Agreement of Rights Holders

19

2.11

Rights Certificate Holder not Deemed a Shareholder

19

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1

Flip-in Event

20

ARTICLE 4
THE RIGHTS AGENT

4.1

General

21

4.2

Merger or Amalgamation or Change of Name of Rights Agent

21

4.3

Duties of Rights Agent

22

4.4

Change of Rights Agent

23

- ii -

ARTICLE 5
MISCELLANEOUS

5.1

Redemption and Waiver

24

5.2

Expiration

25

5.3

Issuance of New Rights Certificates

25

5.4

Supplements and Amendments

25

5.5

Fractional Rights and Fractional Shares

27

5.6

Rights of Action

27

5.7

Notice of Proposed Actions

27

5.8

Notices

27

5.9

Costs of Enforcement

28

5.10

Successors

28

5.11

Benefits of this Agreement

28

5.12

Governing Law

28

5.13

Severability

29

5.14

Effective Date

29

5.15

Shareholder Review

29

5.16

Determinations and Actions by the Board of Directors

29

5.17

Rights of Board, Corporation and Offeror

29

5.18

Regulatory Approvals

29

5.19

Declaration as to Non-Canadian and Non-U.S. Holders

29

5.20

Time of the Essence

30

5.21

Execution in Counterparts

30

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT dated May 1, 2006 between International Absorbents Inc. (the “Corporation”), a corporation incorporated under the laws of British Columbia, and Pacific Corporate Trust Company, a trust company incorporated under the laws of British Columbia, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WITNESSES THAT:

WHEREAS the board of directors of the Corporation has determined that it is in the best interests of the Corporation to adopt a shareholder rights plan to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over bid for the Corporation;

AND WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the board of directors of the Corporation has:

(a)

authorized the issuance, effective one minute after the Effective Date (as hereinafter defined), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time (as hereinafter defined); and

(b)

authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

AND WHEREAS each Right entitles the holder, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in this Agreement;

AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to in this Agreement;

AND WHEREAS the board of directors of the Corporation proposes that this Agreement be in place for an initial period of 3 years;

NOW THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION

1.1

CERTAIN DEFINITIONS.

For purposes of the Agreement, the following terms have the meanings indicated:

(a)

“1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(b)

“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(c)

“Acquiring Person” means, any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation; provided, however, that the term “Acquiring Person” shall not include:

(i)

the Corporation or any Subsidiary of the Corporation;

(ii)

any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of one or any combination of: (A) Corporate Acquisitions, (B) Permitted Bid Acquisitions, (C) Corporate Distributions, (D) Exempt Acquisitions, or (E) Convertible Security Acquisitions; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Voting Shares then outstanding by reason of one or more or any combination of the operation of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition and, after such Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition, becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares other than pursuant to one or more Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions, then as of the date of such acquisition, such Person shall become an Acquiring Person;

(iii)

for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of such Person becoming disqualified from relying on Section 1.1(h)(3) solely because such Person makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (the first date of public announcement (which, for the purposes of this definition, shall include, without limitation, a report filed pursuant to section 111 of the Securities Act) by such Person or the Corporation of a current intent to commence such a Take-over Bid being herein referred to as the “Disqualification Date”);

(iv)

a Person (a “Grandfathered Person”) who is the Beneficial Owner of more than 20% of the outstanding Voting Shares determined as at the Record Time provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time: (1) cease to own more than 20% of the outstanding Voting Shares or (2) become the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more then 1% of the number of Voting Share outstanding as at the Record Time, other than pursuant to one or more Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions; or

(v)

an underwriter or member of a banking or selling group that acquires Voting Shares from the Corporation in connection with a distribution of securities (including, for greater certainty, by way of private placement of such securities) to the public.

(d)

“Affiliate” when used to indicate a relationship with a specified Person, means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

(e)

“Agreement” means this shareholder rights plan agreement as amended, modified or supplemented from time to time.

(f)

“Associate” when used to indicate a relationship with a specified Person, means any relative of such specified Person who has the same home as such specified Person, or any Person to whom such specified Person is married or with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same home as such specified Person.

(g)

“BCA” means the Business Corporations Act (British Columbia) and any comparable or successor laws.

(h)

A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

(i)

any securities of which such Person or any Affiliate or Associate of such Person is the owner in law or equity;

(ii)

any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to acquire (A) upon the exercise of any Convertible Securities, or (B) pursuant to any agreement, arrangement or understanding, in each case if such right is exercisable immediately or within a period of 60 days thereafter whether or not on condition or the happening of any contingency (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities in the ordinary course of business); and

(iii)

any securities that are Beneficially Owned within the meaning of Section 1.1(h)(i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security as a result of the existence of any one or more of the following circumstances:

(1)

such security has been deposited or tendered, pursuant to a Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(2)

by reason of the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person pursuant to a Permitted Lock-Up Agreement, but only until such time as the deposited or tendered security has been taken up or paid for, whichever shall first occur;

(3)

such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holds such security; provided that (i) the ordinary business of any such Person (the “Fund Manager”) includes the management of mutual funds or investment funds for others (which others may include or be limited to one or more employee benefit plans or pension plans) and/or includes the acquisition or holding of securities for a non-discretionary account of a Client (as defined below) by a dealer or broker registered under applicable securities laws to the extent required, and such security is held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager’s duties for the account of any other Person (a “Client”), (ii) such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an “Estate Account”) or for such other accounts (each an “Other Account”), (iii) the Person (the “Statutory Body”) is an independent Person established by statute for purposes that include, and the ordinary business or activity of such person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such, (iv) the ordinary business of such Person includes acting as an agent of the Crown in the management of public assets (the “Crown Agent”), or (v) the Person is the administrator or the trustee of one or more pension funds or plans (each a “Pension Fund”) registered under the laws of Canada or any province thereof or the United States or any state thereof (the “Independent Person”), or is a Pension Fund and holds such securities for the purposes of its activities as an Independent Person or as a Pension Fund, and further provided that such Pension Fund or Independent Person does not hold more than 30% of the Voting Shares; provided, however, that in any of the foregoing cases no one of the Fund Manager, the Trust Company, the Statutory Body, the Crown Agent, the Independent Person or the Pension Fund makes or announces a current intention to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than pursuant to a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades entered in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market);

(4)

such Person is a Client of the same Fund Manager as another Person on whose account the Fund Manager holds such security, or such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or such Person is a Pension Fund with the same Independent Person as another Pension Fund;

(5)

such Person is a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person is a Pension Fund and such security is owned at law or in equity by the Independent Person; or

(6)

such Person is a registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depository.

For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product of 100 and the number of which the numerator is the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person and the denominator of which is the number of votes for the election of all directors generally attaching to all outstanding Voting Shares. Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be issued and outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.

(i)

“Board of Directors” means, at any time, the duly constituted board of directors of the Corporation.

(j)

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Vancouver, British Columbia are authorized or obligated by law to close.

(k)

“Canadian - U.S. Exchange Rate” means, on any date:

(i)

if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one Canadian dollar into United States dollars, such rate; and

(ii)

in any other case, the rate for such date for the conversion of one Canadian dollar into United States dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith.

(l)

“close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Vancouver, British Columbia (or, after the Separation Time, the office of the Rights Agent in Vancouver, British Columbia) is closed to the public.

(m)

“Common Shares”, when used with reference to the Corporation, means the common shares in the capital of the Corporation.

(n)

“Competing Bid” means a Take-over Bid that: (i) is made while another Permitted Bid is in existence, and (ii) satisfies all the components of the definition of a Permitted Bid, except that the requirements set out in Section 1.1(ff)(ii) shall be satisfied if the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Competing Bid prior to the close of business on the date that is no earlier than the date which is the later of 35 days after the date the Competing Bid is made or 60 days after the earliest date on which any other Permitted Bid or Competing Bid that is then in existence was made and only if at that date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered to the Competing Bid and not withdrawn.

(o)

“controlled”: a corporation is “controlled” by another Person if:

(i)

securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of the other Person; and

(ii)

the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation; and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

(p)

“Convertible Security” means at any time:

(i)

any right (regardless of whether such right constitutes a security) to acquire Voting Shares from the Corporation; and

(ii)

any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right; in each case pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares.

(q)

“Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise, conversion or exchange of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution.

(r)

“Corporate Acquisition” means an acquisition by the Corporation or a Subsidiary of the Corporation or the redemption by the Corporation of Voting Shares of the Corporation which by reducing the number of Voting Shares of the Corporation outstanding increases the proportionate number of Voting Shares Beneficially Owned by any Person.

(s)

“Corporate Distribution” means an acquisition of Voting Securities:

(i)

as a result of a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares on the same pro rata basis as all other holders of Voting Shares of the same class; or

(ii)

as a result of any other event pursuant to which all holders of Voting Shares are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt or exercise of rights issued by the Corporation and distributed to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities of the Corporation, provided that such rights are acquired directly from the Corporation and not from any other Person and provided further that the Person in question does not thereby acquire a greater percentage of Voting Shares, or Convertible Securities representing the right to acquire Voting Shares of such class, than the percentage of Voting Shares of the class Beneficially Owned immediately prior to such acquisition, except pursuant to the voluntary exercise of Convertible Securities or other rights which may be exercised by a holder from time to time.

(t)

“Disqualification Date” has the meaning ascribed thereto in Section 1.1(c)(iii).

(u)

“Effective Date” means May 1, 2006.

(v)

“Election to Exercise” has the meaning ascribed thereto in Section 2.2(d).

(w)

“Exempt Acquisition” means an acquisition:

(i)

in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.1(b), 5.1(c) or 5.1(d);

(ii)

which was made on or prior to the Record Time;

(iii)

which was made pursuant to a dividend reinvestment plan of the Corporation or other similar share purchase plan made available to the holders of shares of the Corporation generally;

(iv)

pursuant to a distribution to the public by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus provided that the Person in question does not thereby acquire a greater percentage of Voting Shares, or Convertible Securities representing the right to acquire Voting Shares of such class, than the percentage of Voting Shares of the class Beneficially Owned immediately prior to such acquisition; or

(v)

pursuant to an issuance and sale by the Corporation of Voting Shares or Convertible Securities by way of a private placement by the Corporation, provided that (x) all necessary stock exchange approvals for such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (y) such acquisition does not result in the purchaser being the Beneficial Owner of such number of Voting Shares as is equal to or greater than 25% of the aggregate number of Voting Shares outstanding immediately prior to the private placement (and in making this determination, the securities to be issued to such purchaser on the private placement shall be deemed to be held by such purchaser but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the private placement).

(x)

“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $100.

(y)

“Expiration Time” means the earlier of: (i) the Termination Time, and (ii) the close of business on the day immediately following the date of the Corporation’s annual meeting of shareholders to be held in 2009.

(z)

“Flip-in Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person.

(aa)

“Independent Shareholders” means holders of Voting Shares of the Corporation, but shall not include (i) any Acquiring Person or any Offeror, or any Affiliate or Associate of such Acquiring Person or such Offeror, or any Person acting jointly or in concert with such Acquiring Person or such Offeror, or (ii) any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid; and for greater certainty shall include any Person referred to in Section 1.1(h)(3) (other than any Person who pursuant to Section 1.1(h)(3) is deemed to Beneficially Own the Voting Shares).

(bb)

Market Price” per share of any securities on any date of determination means the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be (i) the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported by the American Stock Exchange, or (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on the American Stock Exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the securities exchange on which the securities are primarily traded, or (iii) if not so listed, the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, or (iv) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors; provided, however, that if on any such date the securities are not traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by a nationally or internationally recognized investment dealer or investment banker. The Market Price shall be expressed in United States dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in Canadian dollars, such amount shall be translated into United States dollars on such date at the United States Dollar Equivalent thereof.

(cc)

“Offer to Acquire” shall include:

(i)

an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell; and

(ii)

an acceptance of an offer to sell, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

(dd)

“Offeror” means a Person who has announced a current intention to make, or who makes and has outstanding, a Take-over Bid.

(ee)

“Offeror’s Securities” means Voting Shares of the Corporation Beneficially Owned by an Offeror, any Affiliate or Associate of such Offeror or any Person acting jointly or in concert with the Offeror.

(ff)

“Permitted Bid” means a Take-over Bid that is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

(i)

the Take-over Bid shall be made to all registered holders of Voting Shares (other than the Voting Shares held by the Offeror);

(ii)

the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days following the date of the Take-over Bid and that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid unless, at such date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn;

(iii)

the Take-over Bid shall contain an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares of the Corporation may be deposited pursuant to such Take-over Bid at any time during the period of time described in Section 1.1(ff)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

(iv)

the Take-over Bid shall contain an irrevocable and unqualified provision that should the condition referred to in Section 1.1(ff)(ii) be met: (A) the Offeror will make a public announcement of that fact on the date the Take-over Bid would otherwise expire; and (B) the Take-over Bid will be extended for a period of not less than 10 Business Days from the date it would otherwise expire.

(gg)

“Permitted Bid Acquisitions” means share acquisitions made pursuant to a Permitted Bid or a Competing Bid.

(hh)

“Permitted Lock-Up Agreement” means an agreement between a Person and one or more holders (each a “Locked-up Person”) of Voting Shares or Convertible Securities (the terms of which agreement are publicly disclosed and a copy of which is made available to the public (including the Corporation) not later than the date the Lock-up Bid (as defined below) is publicly announced or, if the agreement was entered into after the date of the Lock-up Bid, as soon as possible after it is entered into and in any event not later than the day following the date of such agreement), pursuant to which such Locked-up Persons agree to deposit or tender Voting Shares or Convertible Securities to a Take-over Bid (the “Lockup Bid”) made by the Person or any of such Person’s Affiliates or Associates or any other Person referred to in Section 1.1(h)(iii) and where the agreement:

(i)

permits the Locked-up Person to withdraw Voting Shares or Convertible Securities in order to tender or deposit Voting Shares or Convertible Securities to another Take-over Bid (or terminate the agreement in order to support another transaction) that represents an offering price for each Voting Share or Convertible Security that exceeds, or provides a value for each Voting Share or Convertible Security that is greater than, the offering price or value represented by or proposed to be represented by the Lock-up Bid whether or not such agreement requires that such value exceed the value represented by the Lock-Up Bid by an amount (the “Specified Amount”) specified in such agreement provided that, where such agreement does contain a Specified Amount, the Specified Amount is not greater than 7% of the offering price or value that is represented by the Lock-up Bid; and

(ii)

provides for no “break-up” fees, “top-up” fees, penalties, payments, expenses or other amounts that exceed in the aggregate the greater of: (A) the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to the Locked-up Person, and (B) 50%

of the amount by which the price or value payable under another Take-over Bid or another transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, to be payable, directly or indirectly, by such Locked-up Person pursuant to the agreement if any Locked-up Person fails to tender Voting Shares or Convertible Securities pursuant thereto or withdraws Voting Shares or Convertible Securities previously tendered thereto in order to tender such Voting Shares or Convertible Securities to another Take-over Bid or support another transaction;

and, for greater certainty, the agreement may contain a right of first refusal or require a period of delay to give the Offeror an opportunity to at least match a higher consideration in another Take-over Bid or transaction or contain any other similar limitation on a Locked-up Person’s right to withdraw Voting Shares or Convertible Securities from the agreement, so long as any such limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares or Convertible Securities in sufficient time to tender to the other Take-over Bid or to support the other transaction.

(ii)

“Person” means any individual, firm, partnership, limited partnership, limited liability company or partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity and pronouns have a similar extended meaning.

(jj)

“Record Time” means the close of business on May 1, 2006.

(kk)

“Redemption Price” has the meaning ascribed thereto in Section 5.1(a).

(ll)

“regular periodic cash dividends” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greater of:

(i)

200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year; and

(ii)

100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(mm)

“Right” means a right issued pursuant to this Agreement.

(nn)

“Rights Certificate” has the meaning ascribed thereto in Section 2.2(c).

(oo)

“Rights Register” has the meaning ascribed thereto in Section 2.6(a).

(pp)

“Securities Act” means the Securities Act (British Columbia), and the regulations and rules thereunder, and any comparable or successor laws, regulations and rules thereto.

(qq)

“Separation Time” means the close of business on the tenth Trading Day after the earlier of (i) the Stock Acquisition Date, (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Bid) or such later date as may be determined by the Board of Directors and (iii) the date on which a Permitted Bid or Competing Bid ceases to qualify as such or such later date as may be determined by the Board of Directors provided that, if any Take-over Bid referred to in (ii) above or any Permitted Bid or Competing Bid referred to in (iii) above expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid, Permitted Bid or Competing Bid, as the case may be, shall be deemed, for the purposes of this Section 1.1(qq), never to have been made and provided further that if the Board of Directors determines pursuant to Sections 5.1(b),(c) or (d) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

(rr)

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 111 of the Securities Act or section 13(d) of the 1934 Exchange Act) by the Corporation or an Offeror or Acquiring Person of facts indicating that a Person has become an Acquiring Person.

(ss)

“Subsidiary”: a corporation shall be deemed to be a Subsidiary of another corporation if:

(i)

it is controlled by:

(1)

that other;

(2)

that other and one or more corporations each of which is controlled by that other; or

(3)

two or more corporations each of which is controlled by that other; or

(ii)

it is a Subsidiary of a corporation that is that other’s Subsidiary.

(tt)

“Take-over Bid” means an Offer to Acquire Voting Shares or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the securities subject to the Offer to Acquire are convertible, exchangeable or exercisable, and the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire.

(uu)

Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Sections 5.1(a) or (e) or 5.14.

(vv)

“Trading Day”, when used with respect to any securities, means a day on which the principal Canadian stock exchange or American stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or American stock exchange or market, a Business Day.

(ww)

“United States Dollar Equivalent” of any amount which is expressed in Canadian Dollars means, on any date, the amount determined by multiplying such amount by the Canadian – U.S. Exchange Rate in effect on such date.

(xx)

“Voting Shares” means the Common Shares and any other shares or voting interests of the Corporation entitled to vote generally in the election of directors.

1.2

CURRENCY.

All sums of money which are referred to in this Agreement are expressed in lawful money of the United States of America, unless otherwise specified.

1.3

HEADINGS.

The division of this Agreement into Articles and Sections and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise stated, all references herein to Articles or Sections are to those in this Agreement.

1.4

NUMBER AND GENDER.

Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice-versa and words importing only one gender shall include all others.

1.5

ACTING JOINTLY OR IN CONCERT.

For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person or any Associate or Affiliate of the first Person to acquire or make an Offer to Acquire Voting Shares of the Corporation (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a distribution of securities or to a pledge of securities in the ordinary course of business).

1.6

STATUTORY REFERENCES.

Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section or rule of any statute or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

ARTICLE 2
THE RIGHTS

2.1

LEGEND ON COMMON SHARE CERTIFICATES.

(a)

Certificates issued for Common Shares after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the effective date of this Agreement, shall have impressed on, printed on, written on or otherwise affixed to them, a legend in substantially the following form:

“Until the Separation Time (defined in the Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement, dated May 1, 2006, as amended and restated (the “Rights Agreement”), between the Corporation and Pacific Corporate Trust Company, a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Rights Agreement, the rights may be redeemed, may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate.”

(b)

Until the earlier of the Separation Time and the Expiration Time, certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend. Following the Separation Time, Rights will be evidenced by Rights Certificates issued pursuant to Section 2.2.

2.2

INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS.

(a)

Right to entitle holder to purchase one Common Share prior to adjustment. Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price or its Canadian Dollar Equivalent as at the Business Day immediately preceding the date of exercise of the Right, one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)

Rights not exercisable until Separation Time. Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised, and (ii) for administrative purposes each Right will be evidenced by the certificates for the associated Common Shares registered in the respective names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Shares.

(c)

Rights after Separation Time. From and after the Separation Time and prior to the Expiration Time, (i) the Rights shall be exercisable, and (ii) the registration and transfer of the Rights shall be separate from, and independent of, Common Shares. Promptly following the Separation Time, the

Corporation will prepare and the Rights Agent will mail to each holder of record of Rights as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)) at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (A) a certificate (a “Rights Certificate”) in substantially the form of Schedule A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (B) a disclosure statement describing the Rights, provided that a Nominee shall be sent the materials provided for in (A) and (B) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers appropriate.

(d)

Exercise of Rights. Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent (at the office of the Rights Agent in Vancouver, British Columbia or any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation) the Rights Certificate evidencing such Rights together with an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed, accompanied by payment by certified cheque, banker’s draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised, all of the above to be received before the Expiration Time by the Rights Agent at its principal office in any of the cities listed on the Rights Certificate.

(e)

Duties of Rights Agent upon receipt of Election to Exercise. Upon receipt of a Rights Certificate, which is accompanied by a completed and duly executed Election to Exercise, and payment as set forth in Section 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

(i)

requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)

when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)

after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

(iv)

when appropriate, after receipt, deliver the cash referred to in Section 2.2 (e) (ii) (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

(v)

tender to the Corporation all payments received on exercise of the Rights.

(f)

Partial Exercise of Rights. In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)

Duties of the Corporation. The Corporation covenants and agrees that it will:

(i)

take all such action as may be necessary and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(ii)

take all such action as may be necessary and within its power to ensure compliance with the provisions of Section 3.1 including, without limitation, all such action to comply with any applicable requirements of the BCA, the Securities Act and any applicable comparable securities legislation of each of the provinces of Canada, the 1933 Securities Act and the 1934 Exchange Act and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights;

(iii)

use reasonable efforts to cause, from and after such time as the Rights become exercisable, all Common Shares issued upon exercise of Rights to be listed upon issuance on the principal stock exchange on which the Common Shares were traded prior to the Stock Acquisition Date;

(iv)

cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(v)

pay when due and payable any and all Canadian federal and provincial transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised; and

(vi)

after the Separation Time, except as permitted by Sections 5.1 or 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3

ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS.

The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3:

(a)

Adjustment to Exercise Price upon changes to share capital. In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)

declare or pay a dividend on the Common Shares payable in Common Shares or Convertible Securities other than the issue of Common Shares or such Convertible Securities to holders of Common Shares in lieu of but not in an amount which exceeds the value of regular periodic cash dividends;

(ii)

subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii)

combine, consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)

issue any Common Shares or Convertible Securities in respect of, in lieu of or in exchange for existing Common Shares, except as otherwise provided in this Section 2.3;

the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Common Shares, or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Common Shares or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Share transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and, shall be made prior to, any adjustment required pursuant to Section 3.1.

(b)

Adjustment to Exercise Price upon issue of rights, options and warrants. In case the Corporation shall at any time after the Record Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares (“equivalent common shares”)) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than 90% of the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share, and the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a certificate filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed and, in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares (or equivalent common shares) is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)

Adjustment to Exercise Price upon Corporate Distributions. In case the Corporation shall at anytime after the Record Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in Section 2.3(b) above), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which shall be such Market Price per Common Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)

Regarding calculation of adjustment to Exercise Price. Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest one hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Section 2.3(d), any adjustment required by this Section 2.3 shall be made no later than the earlier of (i) 3 years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(e)

Adjustment to number of Common Shares purchasable upon adjustment to Exercise Price. Unless the Corporation shall have exercised its election as provided in Section 2.3(i) below, upon each adjustment of the Exercise Price as a result of the calculations made in Sections 2.3(b) and (c) above, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by (A) multiplying (x) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(f)

Corporation may provide for alternate means of adjustment. Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Section 5.4(a) or (b), as applicable, in the event the Corporation shall at any time after the Record Time issue any shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in Sections 2.3(a)(i) or (iv) or 2.3(b) or (c) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Sections 2.3(a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation shall be entitled to determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Sections 2.3(a), (b) and (c) above, such adjustments, rather than the adjustments contemplated by Sections 2.3(a), (b) and (c) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

(g)

Adjustment to Rights exercisable into shares other than Common Shares. If as a result of an adjustment made pursuant to Section 3.1 hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Section 2.3, and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other shares.

(h)

Rights to evidence right to purchase Common Shares at adjusted Exercise Price. Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein.

(i)

Election to adjust number of Rights upon adjustment to Exercise Price. The Corporation shall be entitled to elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. If the Corporation so elects, each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter but, if Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment, of the number of Rights pursuant to this Section 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement.

(j)

Corporation may in certain cases defer issues of securities. In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(k)

Corporation has discretion to reduce Exercise Price for tax reasons. Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment, the Board of Directors shall determine to be advisable in order that any (A) consolidation or subdivision of the Common Shares, (B) issuance of any Common Shares at less than the Market Price, (C) issuance of Convertible Securities, (D) stock dividends or (E) issuance of rights, options or warrants, referred to in this Section 2.3 hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

(l)

Certificate of Adjustment. Whenever an adjustment to the Exercise Price or number of Rights is made pursuant to this Section 2.3, the Corporation shall:

(i)

promptly prepare a certificate setting forth such adjustment and calculation thereof and a brief statement of the facts accounting for such adjustment; and

(ii)

promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights.

2.4

DATE ON WHICH EXERCISE IS EFFECTIVE.

Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights, shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5

EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

(a)

Each Rights Certificate shall be executed on behalf of the Corporation by its Chairman, President, Chief Executive Officer, Chief Financial Officer or any Vice-President. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b)

Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement as described in Section 2.2(c), and the Rights Agent shall manually or by facsimile signature countersign and send such Rights Certificates and disclosure statement to the holders of the Rights pursuant to Section 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)

Each Rights Certificate shall be dated the date of countersignature thereof.

2.6

REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

(a)

The Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of Section 2.6(c) below and the other provisions of this Agreement, the Corporation will execute and the Rights Agent will countersign, register and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(b)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)

Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the registered holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

2.7

MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES.

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)

If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate, and (ii) such indemnity or other security as may be required by them to save each of them and any of their agents harmless then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate shall be at any time enforceable by anyone, and the holder thereof shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.

2.8

PERSONS DEEMED OWNERS.

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9

DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES.

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9 except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10

AGREEMENT OF RIGHTS HOLDERS.

Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

(a)

to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)

that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)

that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)

that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)

that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares upon exercise of a Right;

(f)

that, in accordance with Section 5.4, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)

that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11

RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER.

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1

FLIP-IN EVENT.

(a)

Subject to Section 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as may be necessary to ensure and provide within 8 Business Days of such occurrence, or such longer period as may be required to satisfy all requirements of applicable securities legislation that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms hereof that number of Common Shares of the Corporation having an aggregate Market Price on the date of the occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

(b)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are Beneficially Owned by (i) an Acquiring Person, or any Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such Acquiring Person, or any Affiliate or Associate of such Person so acting jointly or in concert, or (ii) a transferee or other successor in title of Rights, directly or indirectly, of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person) or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person (or of any Affiliate or Associate of such Person so acting jointly or in concert) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming such, shall become null and void without any further action, and any holder of such Rights (including transferees or successors in title) shall not have any rights whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

(c)

Any Rights Certificate that would represent Rights Beneficially owned by a Person described in either Section 3.1(b)(i) or (ii) or transferred to any nominee of any such Person, and any Rights Certificate that would be issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall either not be issued upon the instruction of the Corporation to the Rights Agent or contain the following legend:

“The Rights represented by this Rights Certificate were issuable a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Section 3.1(b) of the Shareholder Rights Plan Agreement.”

Provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this Section 3.1(c) shall be of no effect on the provisions of Section 3.1(b).

ARTICLE 4
THE RIGHTS AGENT

4.1

GENERAL.

(a)

The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, subject to the prior approval of the Rights Agent. In the event the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents shall be as the Corporation may determine, with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses (including reasonable fees and disbursements of counsel) incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold such persons harmless against, any loss, liability, cost, claim, action, suit, damage, or expense incurred (that is not the result of negligence, bad faith or wilful misconduct on the part of any one or all of the Rights Agent, its officers, directors or employees) for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(b)

The Rights Agent shall be protected from and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)

The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, will provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2

MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT.

(a)

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3

DUTIES OF RIGHTS AGENT.

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion. Subject to the prior written consent of the Corporation, which consent shall not be unreasonably withheld, the Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President, Chief Executive Officer, Chief Financial Officer or any Vice-President, of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)

The Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or wilful misconduct and that of its officers, directors and employees.

(d)

The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)

The Rights Agent will not be under any responsibility in respect of (i) the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) (ii) the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); (iii) any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; (iv) any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.3; or (v) the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of a certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable.

(f)

The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer or any Vice-President of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person. It is understood that instructions to the Rights Agent shall, except where circumstances make it impracticable or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(h)

The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or, with the prior written consent of the Corporation, by or through its attorneys or agents. The Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided the prior written consent of the Corporation was obtained and reasonable care was exercised in the selection and continued employment thereof.

4.4

CHANGE OF RIGHTS AGENT.

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8 hereof (all of which shall be at the expense of the Corporation). The Corporation may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 60 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent at the Corporation’s expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in Canada. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving from the Corporation payment in full of all amounts outstanding under this Agreement, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this Section 4.4 shall be borne solely by the Corporation. Failure to give any notice provided for in this Section 4.4 however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5
MISCELLANEOUS

5.1

REDEMPTION AND WAIVER.

(a)

Subject to the prior consent of the holders of Voting Shares (prior to the Separation Time) or Rights (after the Separation Time) obtained as set forth in Section 5.4(b) or (c), as applicable, the Board of Directors acting in good faith may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)

Subject to the prior consent of the holders of Voting Shares obtained as set forth in Section 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares and otherwise than in the circumstances set forth in Section 5.1(d), waive the application of Section 3.1 to such Flip-in Event. In the event the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(c)

The Board of Directors acting in good faith, may, prior to the occurrence of a Flip-in Event, and upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares; provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Section 5.1©, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a Takeover Bid circular to all registered holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been granted, pursuant to this Section 5.1©.

(d)

The Board of Directors acting in good faith may, prior to the close of business on the tenth day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 to a Flip-in Event, provided that both of the following conditions are satisfied:

(i)

the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

(ii)

such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Section 5.1(d) it is no longer an Acquiring Person;

and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event shall be deemed never to have occurred.

(e)

Where, pursuant to a Permitted Bid, a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Section 5.1(c), the application of Section 3.1, a Person acquires outstanding Voting Shares, then the Corporation shall immediately upon the consummation of such acquisition without further formality and without any approval under Section 5.4(b) or (c) redeem the Rights at the Redemption Price.

(f)

Within ten days after the Corporation electing or becoming obligated to redeem the Rights, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(g)

Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(h)

Notwithstanding the Rights being redeemed pursuant to Section 5.1(g), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Rights shall remain attached to outstanding Voting Shares, subject to and in accordance with the provisions of this Agreement.

(i)

If the Corporation is obligated under Section 5.1(e) to redeem the Rights, or if the Board of Directors elects under Section 5.1(a) or 5.1(g) to redeem the Rights and, if required, the holders of Voting Shares or the holders of Rights, as the case may be, have approved such redemption, the right to exercise the Rights will thereupon, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(j)

The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

5.2

EXPIRATION.

No person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1.

5.3

ISSUANCE OF NEW RIGHTS CERTIFICATES.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4

SUPPLEMENTS AND AMENDMENTS.

(a)

The Corporation may from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares to correct any clerical or typographical error or to maintain the validity of the Agreement as a result of a change in any applicable legislation or regulations or rules thereunder. The Corporation may, prior to the date of the shareholders’ meeting referred to in Section 5.14, supplement, amend, vary, rescind or delete any of the provisions of this Agreement without the approval of any holders of Rights or Voting Shares (whether or not such action would materially adversely affect the interests of the holders of Rights generally) where the Board of Directors acting in good faith deems such action necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)

Subject to Section 5.4(a), the Corporation may, with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting shall be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be deemed to have been given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who is an Offeror pursuant to a Take-over Bid that is not a Permitted Bid or Competing Bid with respect to all Voting Shares Beneficially Owned by such Person), represented in person or by proxy at the meeting.

(c)

The Corporation may, with the prior consent of the holders of Rights, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s articles and the BCA with respect to a meeting of shareholders of the Corporation.

(d)

The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, variation or deletion to this Agreement as referred to in this Section 5.4 within 5 days of effecting such amendment, variation or deletion.

(e)

Any supplements or amendments made by the Corporation to this Agreement pursuant to Section 5.4(a) above which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations or rules thereunder shall:

(i)

if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Section 5.4(b) above confirm or reject such amendment; and

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Section 5.4(c) above, confirm or reject such amendment.

A supplement or amendment of the nature referred to in this Section 5.4(e) shall be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such supplement or amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

5.5

FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

(a)

The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right shall be null and void and the Corporation will not have any obligation or liability in respect thereof.

(b)

The Corporation shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2(e).

5.6

RIGHTS OF ACTION.

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7

NOTICE OF PROPOSED ACTIONS.

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.8, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, winding up, or sale is to take place, and such notice shall be so given at least 15 Business Days prior to the date of taking of such proposed action.

5.8

NOTICES.

(a)

Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to the Corporation shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or sent by facsimile or other form of recorded electronic communication (until new contact information is filed in writing with the Rights Agent) as follows:

International Absorbents Inc.

1569 Dempsey Road

North Vancouver, BC V7K 1S8

Attention:

Gordon L. Ellis, Chief Executive Officer

Facsimile No.:

604-904-4105

(b)

Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to the Rights Agent shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or sent by facsimile or other form of recorded electronic communication (until new contact information is filed in writing with the Corporation) as follows:

Pacific Corporate Trust Company

2nd Floor, 510 Burrard Street

Vancouver, BC V6C 3B9

Attention:

Norm Hamade

Facsimile No.:

604-689-8144

(c)

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to the holder of any Rights shall be sufficiently given or made if delivered or sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)

Any notice given or made in accordance with this Section 5.8 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter).

5.9

COSTS OF ENFORCEMENT

The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.

5.10

SUCCESSORS.

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.11

BENEFITS OF THIS AGREEMENT.

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.12

GOVERNING LAW.

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such province.

5.13

SEVERABILITY.

If any section, clause, term or provision hereof or the application thereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such section, clause, term or provision or such right shall be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining sections, clauses, terms and provisions hereof or rights hereunder in such jurisdiction or the application of such section, clause , term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.14

EFFECTIVE DATE.

This Agreement is effective and in full force and effect accordance with its terms from and after the Effective Date. If this Agreement is not confirmed by a majority of the votes cast by Independent Shareholders, at the next annual or special meeting of shareholders of the Corporation, then this Agreement and all outstanding Rights shall terminate and shall be null and void and of no force and effect from the date of such meeting.

5.15

SHAREHOLDER REVIEW.

At or prior to the annual meeting of the shareholders of the Corporation in 2009 and at every third annual meeting thereafter, provided that a Flip-in Event has not occurred prior to such time, the Board of Directors shall submit a resolution ratifying the continued existence of this Agreement to the Independent Shareholders for their consideration and, if thought advisable, approval. Unless the majority of the votes cast by the Independent Shareholders who vote in respect of any such resolution are voted in favour of the continued existence of this Agreement, the Corporation shall, immediately upon the confirmation by the Chairman of such shareholders’ meeting of the results of the votes on such resolution and without further formality, redeem the Rights at the Redemption Price.

5.16

DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS.

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, in relation to or in connection with this Agreement, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

5.17

RIGHTS OF BOARD, CORPORATION AND OFFEROR.

Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the holders of Voting Shares of the Corporation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

5.18

REGULATORY APPROVALS.

This Agreement shall be subject in any jurisdiction to the receipt of any required prior or subsequent approval or consent from any governmental or regulatory authority in such jurisdiction including any securities regulatory authority or stock exchange.

5.19

DECLARATION AS TO NON-CANADIAN AND NON-U.S. HOLDERS.

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes, or (until such notice is given as required by law) without advance notice to any regulatory or self-regulatory body.

5.20

TIME OF THE ESSENCE.

Time shall be of the essence in this Agreement.

5.21

COMPLIANCE WITH MONEY LAUNDERING LEGISLATION.

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline provided that it promptly provides the Corporation with notice of such determination together with the reasons therefor. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

5.22

COMPLIANCE WITH MONEY LAUNDERING LEGISLATION.

The parties acknowledge that federal and/or provincial legislation that addresses the protection of an individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

5.23

EXECUTION IN COUNTERPARTS.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement.

INTERNATIONAL ABSORBENTS INC.

By:	/s/ DAVID THOMPSON
David H. Thompson

By:	/s/ GORDON ELLIS
Gordon L. Ellis

PACIFIC CORPORATE TRUST COMPANY

By:	/s/ NORM HAMADE
Norm Hamade

SCHEDULE A

FORM OF RIGHTS CERTIFICATE

Certificate No.	Rights

THE RIGHTS REPRESENTED HEREBY ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(b) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR THEIR RESPECTIVE ASSOCIATES AND AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND THEIR RESPECTIVE TRANSFEREES SHALL BECOME VOID WITHOUT ANY FURTHER ACTION.

RIGHTS CERTIFICATE

INTERNATIONAL ABSORBENTS INC.

This certifies that _______________ or registered assigns, is the registered holder of the number of Rights set forth above each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated May 1, 2006, as amended and restated from time to time (the “Rights Agreement”), between International Absorbents Inc., a corporation incorporated under the laws of British Columbia (the “Corporation”), and Pacific Corporate Trust Company, a trust company incorporated under the laws of British Columbia, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the Expiration Time (as such term is defined in the Rights Agreement) (or such earlier expiration time as is provided in the Rights Agreement) one fully paid and nonassessable Common Share (a “Common Share”) of the Corporation at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal offices in Vancouver, British Columbia. The Exercise Price shall initially be $100 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

No holder of this Rights Certificate, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been manually countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Dated May 1, 2006

INTERNATIONAL ABSORBENTS INC.

By:
Authorized Signing Officer

By:
Authorized Signing Officer

PACIFIC CORPORATE TRUST COMPANY

By:
Authorized Signing Officer

FORM OF ELECTION TO EXERCISE

TO: INTERNATIONAL ABSORBENTS INC.

The undersigned hereby irrevocably elects to exercise __________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

(NAME)

(ADDRESS)

(CITY AND STATE OR PROVINCE)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:.

(NAME)

(ADDRESS)

(CITY AND STATE OR PROVINCE)

SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER NUMBER

Dated
Signature Guaranteed
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Canadian Schedule 1 chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

To be completed if true

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing or any Affiliate or Associate of such Person (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED	hereby sells,

assigns and transfers unto

(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated
Signature Guaranteed
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Canadian Schedule 1 chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

To be completed if true

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

INTERNATIONAL ABSORBENTS INC.

Security Class

Holder Account Number

Form of Proxy - Annual and Special Meeting to be held on June 10, 2009

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to Form of Proxy

1.

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.

This proxy should be signed in the exact manner as the name appears on the proxy.

4.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.

6.

The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.

This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.

This proxy should be read in conjunction with the accompanying documentation provided by the Company.

9.

IMPORTANT NOTICE – The proxy statement and form of proxy, as well as the Annual Report for the fiscal year ended January 31, 2009, are also available on the Company’s website at www.internationalabsorbents.com, under the menu item titled “Proxy Materials.”

Proxies submitted must be received by 10:00 a.m., PST on Monday, June 8, 2009

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site: www.investorvote.com

1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Executive Officers named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods oulined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

Appointment of Proxyholder

The undersigned shareholder ("Registered Shareholder") of International Absorbents Inc. (the "Company") hereby appoints: Gordon L. Ellis, or failing this person, David H. Thompson, Executive Officers of the Company,

	OR	Print the name of the person you are appointing if this person is someone other than the Executive Officers of the Company.

as my/our proxyholder and attorney in fact for and on behalf of the Registered Shareholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders of International Absorbents Inc. to be held at 510 Burrard Street, 3rd Floor, Vancouver, British Columbia, Canada on Wednesday, June 10, 2009 at 10:00 AM (Pacific Time) and at any adjournment thereof.

VOTING AS RECOMMENDED BY THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors - To elect the following persons as Class II Directors of the Company for a term of two years.
	For	Withhold		For	Withhold
	☐	☐		☐	☐
01. John J. Sutherland			02. Lionel G. Dodd

	☐	☐
03. Daniel J. Whittle

						For		Withhold

2. Appointment of Auditors - To ratify the appointment by the Company's Audit Committee of Moss Adams, LLP as the Company’s independent auditors for the fiscal year ending January 31, 2010.						☐		☐

						For		Withhold

						☐		☐
3. Approval of Shareholder Rights Plan – To ratify the continued existence of the Shareholder Rights Plan.

						For		Withhold

4. Other Business - To grant the proxyholder authority to vote at his/her discretion on any other business which may properly come before the meeting.						☐		☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.			Signature(s)			Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Annual and Special Meeting. If no voting instructions are indicated above, this Form of Proxy will be voted as recommended by the Board of Directors.

						DD/	MM/	YY

					A R O	P C J Q